UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANANGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01701

DAVIS NEW YORK VENTURE FUND, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101

Tucson, AZ 85756

(Address of principal executive offices)

Thomas D. Tays

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, AZ 85756

(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: July 31, 2008

Date of reporting period: July 31, 2008

____________________

ITEM 1. REPORT TO STOCKHOLDERS

DAVIS NEW YORK VENTURE FUND	Table of Contents

Shareholder Letter	2

Management’s Discussion and Analysis	3

Fund Overview	5

Portfolio Activity	6

Fund Performance	7

Schedule of Investments	13

Statement of Assets and Liabilities	19

Statement of Operations	21

Statements of Changes in Net Assets	22

Notes to Financial Statements	23

Financial Highlights	29

Report of Independent Registered Public Accounting Firm	31

Fund Information	32

Director Approval of Advisory Agreements	33

Directors and Officers	35

DAVIS NEW YORK VENTURE FUND                                                                                                Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of the Davis New York Venture Fund recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports, we include all of the required quantitative information, such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Quarterly Review. In this Review, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Quarterly Review either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

Sincerely,

Christopher C. Davis	Kenneth C. Feinberg
President & Portfolio Manager	Portfolio Manager

September 2, 2008

DAVIS NEW YORK VENTURE FUND                                                          Management’s Discussion and Analysis

Performance Overview

Davis New York Venture Fund’s Class A shares delivered a negative return on net asset value of 12.77% for the year ended July 31, 20081. Over the same time period, the Standard & Poor’s 500® Index2 (“Index”) declined 11.09%. The sectors3 within the Index that turned in the strongest performance over the year were energy, consumer staples, and materials. The sectors that turned in the weakest performance over the year were financials, telecommunication services, and consumer discretionary.

Key Contributors to Performance

Energy companies were the most important contributors4 to the Fund’s performance over the year. The Fund’s energy companies out-performed the corresponding sector within the Index (up 20% versus up 7% for the Index) and the Fund also benefited from a higher relative average weighting in this sector (15% versus 13% for the Index). Occidental Petroleum5, Devon Energy, EOG Resources, Canadian Natural Resources, and Transocean were among the top contributors to performance.

Consumer staple companies also made important contributions to the Fund’s performance over the year. The Fund’s consumer staple companies under-performed the corresponding sector within Index (up 3% versus up 6% for the Index), but benefited from a higher relative average weighting in this sector (14% versus 10% for the Index). Altria, Wal-Mart, and Costco Wholesale were among the top contributors to performance. The Fund no longer owns Wal-Mart.

Express Scripts was also among the top contributors to the Fund’s performance.

The Fund managers have identified a number of investment opportunities in foreign companies. The Fund ended the year with approximately 15% of its assets invested in foreign companies. As a group, the foreign companies owned by the Fund declined in value, but still out-performed the Index over the year.

Key Detractors from Performance

The Fund’s financial companies out-performed the corresponding sector within the Index (down 27% versus down 33% for the Index), but were still the largest detractors from performance. A higher relative average weighting in this sector (34% versus 18% for the Index) detracted from both absolute and relative performance. American International Group, American Express, Citigroup, Ambac Financial, Wachovia, and Merrill Lynch were among the top detractors from performance.

The Fund’s consumer discretionary companies out-performed the corresponding sector within the Index (down 21% versus down 22% for the Index). A higher relative average weighting in this sector (10% versus 9% for the Index) detracted from both absolute and relative performance. While H&R Block was among the top contributors to the Fund’s performance, Comcast and News Corp. were among the top detractors.

Other individual companies detracting from performance included UnitedHealth Group and Sprint Nextel.

DAVIS NEW YORK VENTURE FUND                                Management’s Discussion and Analysis – (Continued)

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis New York Venture Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Davis New York Venture Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in the Davis New York Venture Fund are: (1) market risk, (2) company risk, (3) financial services risk, (4) foreign country risk, (5) headline risk, and (6) selection risk. See the prospectus for a full description of each risk.

1    Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than when purchased. The total annual operating expense ratio for Davis New York Venture Fund’s Class A shares for the year ended July 31, 2008 was 0.85%. The operating expense ratio may vary in future years. Below are the average annual total returns for the periods ended July 31, 2008.

	1-Year	5-Year	10-Year	Fund Inception (02/17/69)
Davis New York Venture Fund A without sales charge	(12.77)%	8.52%	5.48%	12.56%
Davis New York Venture Fund A with 4.75% sales charge	(16.91)%	7.47%	4.97%	12.42%
Standard & Poor’s 500® Index	(11.09)%	7.02%	2.90%	10.05%

Fund performance changes over time and current performance may be higher or lower than stated. Returns and expense ratios for other classes of shares will vary from the above returns and expense ratio. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

2    The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

3    The companies included in the Standard & Poor’s 500® Index are divided into ten sectors. One or more industry groups make up a sector.

4    A company’s or sector’s contribution to the Fund’s performance is a product of both its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

5    This Management Discussion and Analysis discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

Shares of the Davis New York Venture Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS NEW YORK VENTURE FUND                                                                                                       Fund Overview

At July 31, 2008

Portfolio Composition		Industry Weightings
(% of Fund’s Net Assets)		(% of Long Term Portfolio)

			Fund	S&P 500®
Common Stock (U.S.)	82.53%	Energy	16.88%	14.09%
Common Stock (Foreign)	14.80%	Diversified Financials	16.38%	7.72%
Convertible Bonds (U.S.)	0.18%	Insurance	13.29%	3.41%
Convertible Bonds (Foreign)	0.15%	Information Technology	8.36%	16.54%
Short Term Investments	3.25%	Food, Beverage & Tobacco	6.32%	5.82%
Other Assets & Liabilities	(0.91)%	Media	5.70%	2.67%
	100.00%	Food & Staples Retailing	5.70%	2.76%
		Materials	4.62%	3.77%
		Health Care	4.45%	12.67%
		Banks	3.33%	2.98%
		Other	2.82%	9.51%
		Retailing	2.77%	2.56%
		Commercial Services & Supplies	2.52%	0.48%
		Transportation	2.39%	2.24%
		Household & Personal Products	1.74%	2.64%
		Capital Goods	1.39%	8.71%
		Consumer Services	1.34%	1.43%
			100.00%	100.00%

Top 10 Holdings

(% of Fund’s Net Assets)

ConocoPhillips	Energy	4.09%
Costco Wholesale Corp.	Food & Staples Retailing	3.95%
Merrill Lynch & Co., Inc.	Capital Markets	3.45%
American Express Co.	Consumer Finance	3.38%
Devon Energy Corp.	Energy	3.24%
JPMorgan Chase & Co.	Diversified Financial Services	3.06%
Berkshire Hathaway Inc., Class A	Property & Casualty Insurance	3.04%
Philip Morris International Inc.	Food, Beverage & Tobacco	2.76%
EOG Resources, Inc.	Energy	2.74%
Occidental Petroleum Corp.	Energy	2.53%

DAVIS NEW YORK VENTURE FUND                                                                                                  Portfolio Activity

August 1, 2007 through July 31, 2008
New Positions Added (08/01/07-07/31/08)

(Highlighted positions are those greater than 1.00% of 7/31/08 total net assets)

Security	Industry	Date of 1st Purchase	% of 07/31/08 Fund Net Assets
AES Corp.	Utilities	06/12/08	0.37%
Brookfield Asset Management Inc., Class A	Capital Markets	05/21/08	0.45%
Cisco Systems, Inc.	Technology Hardware & Equipment	02/01/08	0.51%
Compagnie Financiere Richemont S.A., Bearer Shares, Unit A	Consumer Durables & Apparel	06/17/08	0.22%
eBay Inc.	Software & Services	02/01/08	0.24%
Garmin Ltd.	Consumer Durables & Apparel	04/03/08	0.15%
General Electric Co.	Capital Goods	01/16/08	0.09%
Grupo Televisa S.A., ADR	Media	10/02/07	1.08%
Johnson & Johnson	Pharmaceuticals, Biotechnology
	& Life Sciences	04/03/08	0.49%
MBIA Inc.	Property & Casualty Insurance	12/07/07	0.05%
Merrill Lynch & Co., Inc.	Capital Markets	12/24/07	3.45%
OGX Petroleo e Gas Participacoes S.A.	Energy	06/12/08	0.16%
PACCAR Inc.	Capital Goods	12/20/07	0.06%
Schering-Plough Corp.	Pharmaceuticals, Biotechnology
	& Life Sciences	07/21/08	0.38%
Siemens AG, Registered	Capital Goods	11/29/07	0.51%
Sino-Forest Corp.	Materials	09/05/07	0.47%
Sino-Forest Corp., Conv. Sr. Notes,
5.00%, 08/01/13	Materials	07/17/08	0.15%
Staples, Inc.	Retailing	05/02/08	0.21%
Texas Instruments Inc.	Semiconductors & Semiconductor
	Equipment	09/12/07	1.23%
Visa Inc., Class A	Diversified Financial Services	03/18/08	0.20%
Whole Foods Market, Inc.	Food & Staples Retailing	01/29/08	0.17%

Positions Closed (08/01/07-07/31/08)

(Gains and losses greater than $100,000,000 are highlighted)

		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Chubb Corp.	Property & Casualty Insurance	11/09/07	$41,206,332
Commerce Bancorp, Inc.	Commercial Banks	03/31/08	5,582,534
Expedia, Inc.	Retailing	11/13/07	26,440,158
Gannett Co., Inc.	Media	12/17/07	1,618,636
General Growth Properties, Inc.	Real Estate	09/27/07	192,648,508
HSBC Holdings PLC	Commercial Banks	02/13/08	162,361,828
IAC/InterActiveCorp	Retailing	09/25/07	6,284,360
Nokia Oyj, ADR	Technology Hardware & Equipment	09/18/07	87,879,611
SK Telecom Co., Ltd., ADR	Telecommunication Services	05/07/08	17,588,119
Virgin Media Inc.	Media	07/16/08	(67,121,525)
Wal-Mart Stores, Inc.	Food & Staples Retailing	05/12/08	84,987,215

DAVIS NEW YORK VENTURE FUND                                                                                                Fund Performance

CLASS A

Average Annual Total Return for the periods ended July 31, 2008		Expense Example
(This calculation includes an initial sales charge of 4.75%.)			Beginning Account Value (02/01/08)	Ending Account Value (07/31/08)	Expenses Paid During Period* (02/01/08-07/31/08)
One-Year	(16.91)%	Actual	$1,000.00	$898.17	$4.06
Five-Year	7.47%	Hypothetical (5% return
Ten-Year	4.97%	before expenses)	$1,000.00	$1,020.59	$4.32

*Expenses are equal to the Class’s annualized operating expense ratio (0.86%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser. See Notes to Performance on page 12 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis New York Venture Fund, Class A shares on July 31, 1998 and paid a 4.75% sales charge. As the chart shows, by July 31, 2008, the value of your investment would have grown to $16,244 - a 62.44% increase on your initial investment. For comparison, the Standard & Poor's 500® Index is also presented on the chart below.

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis New York Venture Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS NEW YORK VENTURE FUND                                                                      Fund Performance – (Continued)

CLASS B

Average Annual Total Return for the periods ended July 31, 2008		Expense Example
(This calculation includes any applicable contingent deferred sales charge.)			Beginning Account Value (02/01/08)	Ending Account Value (07/31/08)	Expenses Paid During Period* (02/01/08-07/31/08)
One-Year	(16.91)%	Actual	$1,000.00	$894.78	$7.91
Five-Year	7.37%	Hypothetical (5% return
Ten-Year	4.87%	before expenses)	$1,000.00	$1,016.51	$8.42

*Expenses are equal to the Class’s annualized operating expense ratio (1.68%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser. See Notes to Performance on page 12 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis New York Venture Fund, Class B shares on July 31, 1998 and converted to Class A shares on July 31, 2005. As the chart shows, by July 31, 2008, the value of your investment would have grown to $16,099 - a 60.99% increase on your initial investment. For comparison, the Standard & Poor's 500® Index is also presented on the chart below.

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

Because Class B shares automatically convert to Class A shares after 7 years, the above graph and the “Ten-Year” return for Class B reflect Class A performance for the period after conversion.

The performance data for Davis New York Venture Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS NEW YORK VENTURE FUND                                                                      Fund Performance – (Continued)

CLASS C

Average Annual Total Return for the periods ended July 31, 2008		Expense Example
(This calculation includes any applicable contingent deferred sales charge.)			Beginning Account Value (02/01/08)	Ending Account Value (07/31/08)	Expenses Paid During Period* (02/01/08-07/31/08)
One-Year	(14.28)%	Actual	$1,000.00	$894.93	$7.63
Five-Year	7.69%	Hypothetical (5% return
Ten-Year	4.66%	before expenses)	$1,000.00	$1,016.81	$8.12

*Expenses are equal to the Class’s annualized operating expense ratio (1.62%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser. See Notes to Performance on page 12 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis New York Venture Fund, Class C shares on July 31, 1998. As the chart shows, by July 31, 2008, the value of your investment would have grown to $15,775 - a 57.75% increase on your initial investment. For comparison, the Standard & Poor's 500® Index is also presented on the chart below.

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis New York Venture Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS NEW YORK VENTURE FUND                                                                     Fund Performance – (Continued)

CLASS R

Average Annual Total Return for the periods ended July 31, 2008		Expense Example
(There is no sales charge applicable to this calculation.)			Beginning Account Value (02/01/08)	Ending Account Value (07/31/08)	Expenses Paid During Period* (02/01/08-07/31/08)
One-Year	(13.06)%	Actual	$1,000.00	$896.46	$5.66

Life of Class (August 20, 2003 through July 31, 2008)	8.10%	Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.02

*Expenses are equal to the Class’s annualized operating expense ratio (1.20%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser. See Notes to Performance on page 12 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis New York Venture Fund, Class R shares on August 20, 2003 (inception of class). As the chart shows, by July 31, 2008, the value of your investment would have grown to $14,701 - a 47.01% increase on your initial investment. For comparison, the Standard & Poor's 500® Index is also presented on the chart below.

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis New York Venture Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS NEW YORK VENTURE FUND                                                                      Fund Performance – (Continued)

CLASS Y

Average Annual Total Return for the periods ended July 31, 2008		Expense Example
(There is no sales charge applicable to this calculation.)			Beginning Account Value (02/01/08)	Ending Account Value (07/31/08)	Expenses Paid During Period* (02/01/08-07/31/08)
One-Year	(12.53)%	Actual	$1,000.00	$899.33	$2.79
Five-Year	8.84%	Hypothetical (5% return
Ten-Year	5.80%	before expenses)	$1,000.00	$1,021.93	$2.97

*Expenses are equal to the Class’s annualized operating expense ratio (0.59%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser. See Notes to Performance on page 12 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis New York Venture Fund, Class Y shares on July 31, 1998. As the chart shows, by July 31, 2008, the value of your investment would have grown to $17,568 - a 75.68% increase on your initial investment. For comparison, the Standard & Poor's 500® Index is also presented on the chart below.

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis New York Venture Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS NEW YORK VENTURE FUND                                                                                         Notes to Performance

The following disclosure provides important information regarding the Fund’s Expense Example, which appears in each Class’s Fund Performance section of this Annual Report. Please refer to this information when reviewing the Expense Example for each Class.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is from 02/01/08 to 07/31/08.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front end or contingent deferred sales charges (loads). Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DAVIS NEW YORK VENTURE FUND                                                                                      Schedule of Investments

July 31, 2008

Shares	Security	Value (Note 1)
COMMON STOCK – (97.33%)
CONSUMER DISCRETIONARY – (10.96%)
Automobiles & Components – (0.84%)
9,354,660	Harley-Davidson, Inc.	$353,980,334

Consumer Durables & Apparel – (0.54%)
1,550,000	Compagnie Financiere Richemont S.A., Bearer Shares, Unit A (Switzerland)	92,614,394
1,822,300	Garmin Ltd.	64,928,549
1,181,077	Hunter Douglas NV (Netherlands)	70,764,353

		228,307,296

Consumer Services – (1.31%)
22,701,524	H&R Block, Inc. (a)	552,328,079

Media – (5.57%)
46,045,616	Comcast Corp., Special Class A	945,316,496
20,375,661	Grupo Televisa S.A., ADR (Mexico)	458,248,616
1,337,319	Lagardere S.C.A. (France)	73,297,552
1,230,508	Liberty Media Corp. - Capital, Series A *	19,103,637
4,922,032	Liberty Media Corp. - Entertainment, Series A *	121,032,767
33,956,145	News Corp., Class A	479,800,329
27,426,680	WPP Group PLC (United Kingdom)	260,347,177

		2,357,146,574

Retailing – (2.70%)
1,780,545	Amazon.com, Inc. *	135,980,222
12,410,257	Bed Bath & Beyond Inc. *	345,067,196
17,407,992	CarMax, Inc. *(a)	233,267,093
6,152,539	Liberty Media Corp. - Interactive, Series A *	86,289,359
6,589,064	Lowe's Cos, Inc.	133,889,780
1,483,538	Sears Holdings Corp. *	120,129,490
4,000,000	Staples, Inc.	89,940,000

		1,144,563,140

	TOTAL CONSUMER DISCRETIONARY	4,636,325,423

CONSUMER STAPLES - (13.44%)
Food & Staples Retailing – (5.57%)
26,693,299	Costco Wholesale Corp. (a)	1,672,735,582
16,737,666	CVS Caremark Corp.	610,924,809
3,203,100	Whole Foods Market, Inc.	70,980,696

		2,354,641,087

Food, Beverage & Tobacco – (6.17%)
22,569,283	Altria Group, Inc.	459,284,909
31,916,243	Diageo PLC (United Kingdom)	555,995,107
8,084,533	Heineken Holding NV (Netherlands)	345,345,655
2,337,592	Hershey Co.	85,953,258
22,569,283	Philip Morris International Inc.	1,165,703,467

		2,612,282,396

Household & Personal Products – (1.70%)
3,400,172	Avon Products, Inc.	144,167,293
8,788,414	Procter & Gamble Co.	575,465,348

		719,632,641

	TOTAL CONSUMER STAPLES	5,686,556,124

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2008

Shares	Security	Value (Note 1)
COMMON STOCK – (CONTINUED)
ENERGY - (16.48%)
11,500,877	Canadian Natural Resources Ltd. (Canada)	$897,643,450
147,520,248	China Coal Energy Co. - H (China)	262,643,657
21,224,164	ConocoPhillips	1,732,316,265
14,434,829	Devon Energy Corp.	1,369,720,924
11,524,973	EOG Resources, Inc.	1,158,605,536
13,570,877	Occidental Petroleum Corp.	1,069,792,234
138,300	OGX Petroleo e Gas Participacoes S.A. (Brazil)*	67,900,594
3,053,373	Transocean Inc. *	415,350,329

	TOTAL ENERGY	6,973,972,989

FINANCIALS - (32.61%)
Banks – (3.25%)
	Commercial Banks – (3.25%)
4,558,368	Toronto-Dominion Bank (Canada)	276,966,440
14,135,126	Wachovia Corp.	244,113,626
28,256,978	Wells Fargo & Co.	855,338,724

		1,376,418,790

Diversified Financials – (16.00%)
	Capital Markets – (8.05%)
5,625,231	Ameriprise Financial, Inc.	239,072,318
23,967,528	Bank of New York Mellon Corp.	850,847,244
5,600,000	Brookfield Asset Management Inc., Class A (Canada)	188,272,000
9,388,419	E*TRADE Financial Corp. *	28,306,083
7,016,404	Julius Baer Holding, Ltd. AG (Switzerland)	444,842,800
54,697,513	Merrill Lynch & Co., Inc.	1,457,688,722
1,381,227	Morgan Stanley	54,530,842
1,988,100	State Street Corp.	142,427,484

		3,405,987,493

	Consumer Finance – (3.48%)
38,472,738	American Express Co.	1,428,108,034
2,911,758	Discover Financial Services	42,657,255

		1,470,765,289

	Diversified Financial Services – (4.47%)
10,741,331	Citigroup Inc.	200,755,476
31,910,599	JPMorgan Chase & Co.	1,296,527,637
8,913,407	Moody's Corp.	310,275,698
1,140,000	Visa Inc., Class A *	83,288,400

		1,890,847,211

		6,767,599,993

Insurance – (12.98%)
	Insurance Brokers – (0.92%)
8,493,304	Aon Corp.	388,993,323

	Life & Health Insurance – (0.40%)
2,583,712	Principal Financial Group, Inc.	109,833,597
1,490,926	Sun Life Financial Inc. (Canada)	58,265,388

		168,098,985

	Multi-line Insurance – (4.35%)
32,260,313	American International Group, Inc.	840,381,154
22,439,359	Loews Corp.	999,897,837

		1,840,278,991

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2008

Shares	Security	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (Continued)
	Property & Casualty Insurance – (6.33%)
9,894,661	Ambac Financial Group, Inc.	$24,934,546
11,244	Berkshire Hathaway Inc., Class A *	1,286,875,800
13,275	Berkshire Hathaway Inc., Class B *	50,829,975
85,987	Markel Corp. *	31,213,281
3,404,900	MBIA Inc.	20,191,057
25,405,835	NIPPONKOA Insurance Co., Ltd. (Japan)	203,889,285
39,494,853	Progressive Corp. (Ohio) (a)	799,770,773
6,952,416	Tokio Marine Holdings, Inc. (Japan)	260,850,199

		2,678,554,916

	Reinsurance – (0.98%)
617,200	Everest Re Group, Ltd.	50,486,960
6,283,334	Transatlantic Holdings, Inc. (a)	364,056,372

		414,543,332

		5,490,469,547

Real Estate – (0.38%)
36,761,391	Hang Lung Group Ltd. (Hong Kong)	163,039,823

	TOTAL FINANCIALS	13,797,528,153

HEALTH CARE - (4.35%)
Health Care Equipment & Services – (3.48%)
5,053,213	Cardinal Health, Inc.	271,509,135
6,613,561	Covidien Ltd.	325,651,744
6,145,800	Express Scripts, Inc. *	433,862,751
15,729,430	UnitedHealth Group Inc.	441,682,394

		1,472,706,024

Pharmaceuticals, Biotechnology & Life Sciences – (0.87%)
2,988,000	Johnson & Johnson	204,588,360
7,639,000	Schering-Plough Corp.	161,030,120

		365,618,480

	TOTAL HEALTH CARE	1,838,324,504

INDUSTRIALS - (6.15%)
Capital Goods – (1.36%)
1,275,000	General Electric Co.	36,069,750
651,000	PACCAR Inc.	27,390,825
1,754,100	Siemens AG, Registered (Germany)	214,339,188
6,613,561	Tyco International Ltd.	294,700,278

		572,500,041

Commercial Services & Supplies – (2.46%)
5,007,090	D&B Corp. (a)	483,885,177
19,222,547	Iron Mountain Inc. *(a)	557,453,863

		1,041,339,040

Transportation – (2.33%)
4,899,868	Asciano Group (Australia)	19,393,483
81,730,449	China Merchants Holdings International Co., Ltd. (China)	311,748,224
62,788,637	China Shipping Development Co. Ltd. - H (China)	190,508,786
49,451,289	Cosco Pacific Ltd. (China)	86,026,094
1,849,730	Kuehne & Nagel International AG, Registered (Switzerland)	154,753,675

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2008

Shares/Principal	Security	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (CONTINUED)
Transportation – (Continued)
6,880,243	Toll Holdings Ltd. (Australia)	$42,232,655
2,789,371	United Parcel Service, Inc., Class B	175,953,523
6,880,243	Virgin Blue Holdings Ltd. (Australia)	5,082,962

		985,699,402

	TOTAL INDUSTRIALS	2,599,538,483

INFORMATION TECHNOLOGY - (8.16%)
Semiconductors & Semiconductor Equipment – (1.23%)
21,288,647	Texas Instruments Inc.	519,017,214

Software & Services – (3.00%)
3,984,000	eBay Inc. *	100,297,200
769,474	Google Inc., Class A *	364,295,923
31,333,797	Microsoft Corp.	806,531,935

		1,271,125,058

Technology Hardware & Equipment – (3.93%)
13,147,720	Agilent Technologies, Inc. *	474,106,783
9,783,000	Cisco Systems, Inc. *	215,177,085
15,146,855	Dell Inc. *	372,309,696
8,543,374	Hewlett-Packard Co.	382,743,155
6,613,461	Tyco Electronics Ltd.	219,170,098

		1,663,506,817

	TOTAL INFORMATION TECHNOLOGY	3,453,649,089

MATERIALS - (4.37%)
4,660,765	BHP Billiton PLC (United Kingdom)	154,248,722
4,012,441	Martin Marietta Materials, Inc. (a)	421,185,932
1,968,733	Rio Tinto PLC (United Kingdom)	206,019,234
27,114,899	Sealed Air Corp. (a)	588,393,308
12,370,150	Sino-Forest Corp. (Canada)*(a)	196,917,276
4,393,229	Vulcan Materials Co.	282,001,369

	TOTAL MATERIALS	1,848,765,841

TELECOMMUNICATION SERVICES - (0.44%)
23,033,772	Sprint Nextel Corp.	187,494,904

	TOTAL TELECOMMUNICATION SERVICES	187,494,904

UTILITIES - (0.37%)
9,619,500	AES Corp. *	155,258,730

	TOTAL UTILITIES	155,258,730

	TOTAL COMMON STOCK – (Identified cost $31,505,734,390)	41,177,414,240

CONVERTIBLE BONDS - (0.33%)
MATERIALS - (0.15%)
$61,150,000	Sino-Forest Corp., Conv. Sr. Notes, 5.00%, 08/01/13 (Canada) (b)	62,220,125

	TOTAL MATERIALS	62,220,125

DAVIS NEW YORK VENTURE FUND                                                            Schedule of Investments - (Continued)

July 31, 2008

Principal	Security	Value (Note 1)
CONVERTIBLE BONDS – (CONTINUED)
TELECOMMUNICATION SERVICES - (0.18%)
$68,500,000	Level 3 Communications, Inc., Conv. Sr. Notes, 10.00%, 05/01/11	$77,833,125

	TOTAL TELECOMMUNICATION SERVICES	77,833,125

	TOTAL CONVERTIBLE BONDS – (Identified cost $129,650,000)	140,053,250

SHORT TERM INVESTMENTS - (3.25%)
FEDERAL HOME LOAN BANK - (0.12%)
50,000,000	2.28%, 08/08/08 (c)	49,977,833

	TOTAL FEDERAL HOME LOAN BANK	49,977,833

REPURCHASE AGREEMENTS - (3.13%)
495,964,000	ABN AMRO Inc. Joint Repurchase Agreement,
	2.18%, 08/01/08, dated 07/31/08, repurchase value of $495,994,033
	(collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 3.30%-6.853%, 03/05/10-11/01/37, total market value $505,883,280)	495,964,000
490,457,000	Banc of America Securities LLC Joint Repurchase Agreement,
	2.18%, 08/01/08, dated 07/31/08, repurchase value of $490,486,700
	(collateralized by: U.S. Government agency mortgages in a pooled cash account, 5.00%-6.00%, 03/01/34, total market value $500,266,140)	490,457,000
338,248,000	Mizuho Securities USA, Inc. Joint Repurchase Agreement,
	2.16%, 08/01/08, dated 07/31/08, repurchase value of $338,268,295
	(collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 3.75%-6.00%, 10/01/10-04/15/38, total market value $345,012,960)	338,248,000

	TOTAL REPURCHASE AGREEMENTS	1,324,669,000

	TOTAL SHORT TERM INVESTMENTS – (Identified cost $1,374,646,833)	1,374,646,833

	Total Investments – (100.91%) – (Identified cost $33,010,031,223) – (d)	42,692,114,323
	Liabilities Less Other Assets – (0.91%)	(385,153,294)

	Net Assets – (100.00%)	$42,306,961,029

ADR: American Depositary Receipt
*	Non-Income producing security.

DAVIS NEW YORK VENTURE FUND                                                            Schedule of Investments - (Continued)

July 31, 2008

(a)

Affiliated Company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended July 31, 2008. The aggregate fair value of the securities of affiliated companies held by the Fund as of July 31, 2008, amounts to $5,869,993,455. Transactions during the period in which the issuers were affiliates are as follows:

Security	Shares July 31, 2007	Gross Additions	Gross Reductions (1)	Shares July 31, 2008	Dividend Income
Ambac Financial Group, Inc. (2)	1,987,000	13,061,296	5,153,635	9,894,661	$1,895,857
CarMax, Inc.	8,863,500	8,569,500	25,008	17,407,992	–
Commerce Bancorp, Inc. (2)	11,023,500	–	11,023,500	–	2,863,736
Costco Wholesale Corp.	26,737,600	–	44,301	26,693,299	12,018,408
D&B Corp.	5,015,400	–	8,310	5,007,090	5,511,954
H&R Block, Inc.	22,739,200	–	37,676	22,701,524	12,945,238
Iron Mountain Inc.	19,254,450	–	31,903	19,222,547	–
Martin Marietta Materials, Inc.	4,019,100	–	6,659	4,012,441	5,541,763
Progressive Corp. (Ohio)	39,560,400	–	65,547	39,494,853	84,847,554
Sealed Air Corp.	26,159,400	1,000,500	45,001	27,114,899	11,935,056
Sino-Forest Corp.	–	12,384,300	14,150	12,370,150	–
Transatlantic Holdings, Inc.	6,293,762	–	10,428	6,283,334	4,024,671

(1)	Gross reductions due entirely to in-kind redemption and/or cash acquisition, with the exception of Ambac Financial Group, Inc. See Note 10 of the Notes to Financial Statements.
(2)	Not an affiliate as of July 31, 2008.

(b)	Illiquid security – Please see Note 9 of the Notes to Financial Statements.
(c)	Zero coupon bonds reflect the effective yield on the date of purchase.
(d)	Aggregate cost for federal income tax purposes is $33,009,542,021. At July 31, 2008 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$13,234,622,595
	Unrealized depreciation	(3,552,050,293)

	Net unrealized appreciation	$9,682,572,302

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND                                                                  Statement of Assets and Liabilities

At July 31, 2008

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments):
Unaffiliated companies	$36,822,120,868
Affiliated companies	5,869,993,455
Cash	3,066,712
Receivables:
Capital stock sold	73,561,215
Dividends and interest	44,197,671
Investment securities sold	197,336,237
Prepaid expenses	88,948
Total assets	43,010,365,106
LIABILITIES:
Payables:
Investment securities purchased	579,863,073
Capital stock redeemed	79,903,240
Accrued management fee	17,752,826
Accrued distribution and service plan fees (Note 4)	12,925,225
Other accrued expenses	12,959,713
Total liabilities	703,404,077
NET ASSETS	$42,306,961,029
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$62,015,895
Additional paid-in capital	33,512,090,878
Undistributed net investment income	175,613,343
Accumulated net realized losses from investments and foreign currency transactions	(1,125,014,646)
Net unrealized appreciation on investments and foreign currency transactions	9,682,255,559
Net Assets	$42,306,961,029

*Including:
Cost of unaffiliated companies	$29,113,903,116
Cost of affiliated companies	3,896,128,107

DAVIS NEW YORK VENTURE FUND	Statement of Assets and Liabilities – (Continued)
At July 31, 2008

CLASS A SHARES:
Net assets	$26,028,690,268
Shares outstanding	758,619,948
Net asset value and redemption price per share (net assets ÷ shares outstanding)	$34.31
Maximum offering price per share (100/95.25 of $34.31)*	$36.02
CLASS B SHARES:
Net assets	$1,582,476,678
Shares outstanding	48,329,361
Net asset value, offering, and redemption price per share (net assets ÷ shares outstanding)	$32.74
CLASS C SHARES:
Net assets	$6,444,105,871
Shares outstanding	195,529,211
Net asset value, offering, and redemption price per share (net assets ÷ shares outstanding)	$32.96
CLASS R SHARES:
Net assets	$919,008,901
Shares outstanding	26,805,069
Net asset value, offering, and redemption price per share (net assets ÷ shares outstanding)	$34.28
CLASS Y SHARES:
Net assets	$7,332,679,311
Shares outstanding	211,034,319
Net asset value, offering, and redemption price per share (net assets ÷ shares outstanding)	$34.75

*On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND                                                                                    Statement of Operations

For the year ended July 31, 2008

INVESTMENT INCOME:
Income:
Dividends:
Unaffiliated companies*		$670,808,616
Affiliated companies		141,584,237
Interest		68,861,304
Net lending fees		497,556
Total income		881,751,713

Expenses:
Management fees (Note 3)	$223,481,974
Custodian fees	5,578,165
Transfer agent fees:
Class A	31,645,284
Class B	3,830,774
Class C	8,617,049
Class R	1,612,277
Class Y	6,834,991
Audit fees	92,400
Legal fees	90,545
Accounting fees (Note 3)	412,497
Reports to shareholders	4,396,039
Directors’ fees and expenses	730,300
Registration and filing fees	810,037
Miscellaneous	543,648
Payments under distribution plan (Note 4):
Class A	72,464,164
Class B	23,385,618
Class C	74,066,041
Class R	4,287,642
Total expenses		462,879,445
Expenses paid indirectly (Note 6)		(70,740)
	Net expenses	462,808,705
	Net investment income	418,943,008

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions:
Unaffiliated companies		835,769,931
Affiliated companies		(139,262,121)
Foreign currency transactions		(2,968,335)
Net decrease in unrealized appreciation		(7,443,745,457)
Net realized and unrealized loss on investments and foreign currency		(6,750,205,982)
Net decrease in net assets resulting from operations		$(6,331,262,974)

*Net of foreign taxes withheld as follows		$7,946,372

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND                                                              Statements of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
OPERATIONS:
Net investment income	$418,943,008	$348,929,852
Net realized gain from investments and foreign currency transactions	693,539,475	1,093,819,136
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	(7,443,745,457)	3,949,963,385
Net increase (decrease) in net assets resulting from operations	(6,331,262,974)	5,392,712,373

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(322,958,957)	(187,901,477)
Class B	(6,901,378)	(392,486)
Class C	(23,356,318)	(766,918)
Class R	(6,298,379)	(2,218,590)
Class Y	(99,426,504)	(45,448,192)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 5):
Class A	465,553,536	3,765,766,948
Class B	(1,145,899,571)	(1,624,855,397)
Class C	(262,643,326)	672,931,301
Class R	311,292,114	306,925,828
Class Y	1,727,437,328	1,990,981,365
Total increase (decrease) in net assets	(5,694,464,429)	10,267,734,755

NET ASSETS:
Beginning of year	48,001,425,458	37,733,690,703
End of year*	$42,306,961,029	$48,001,425,458
*Including undistributed net investment income of	$175,613,343	$218,580,206

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND                                                                          Notes to Financial Statements

July 31, 2008

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is growth of capital. The Fund offers shares in five classes, Class A, Class B, Class C, Class R, and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class R and Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class R shares generally are available only to retirement and benefit plans. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class’s distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. These valuation procedures are reviewed and subject to approval by the Board of Directors.

Master Repurchase Agreements – The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation – The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency – The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the Statement of Operations.

DAVIS NEW YORK VENTURE FUND                                                 Notes to Financial Statements – (Continued)

July 31, 2008

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes – It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. At July 31, 2008, the Fund had available for federal income tax purposes unused capital loss carryovers of $1,125,503,000 of which $71,238,000 expire in 2011, $435,021,000 expire in 2012, $243,098,000 expire in 2013 and $376,146,000 expire in 2014.

Securities Transactions and Related Investment Income – Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis, and/or adjust realized gain/loss. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders – Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses) and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, partnership investment, and commission repayments. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2008, amounts have been reclassified to reflect a decrease to undistributed net investment income of $2,968,335, an increase to accumulated net realized losses from investments and foreign currency transactions of $7,789,225, and an increase to additional paid in capital of $10,757,560. Net assets have not been affected by this reclassification.

The tax character of distributions paid during the years ended July 31, 2008 and 2007 were as follows:

	2008	2007
Ordinary income	$458,941,536	$236,727,663

As of July 31, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed net investment income	$175,612,468
Accumulated net realized losses from investments and
foreign currency transactions	(1,125,502,973)
Net unrealized appreciation on investments and
foreign currency transactions	9,682,744,761
Total	$8,732,854,256

Indemnification – Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

DAVIS NEW YORK VENTURE FUND                                                 Notes to Financial Statements – (Continued)

July 31, 2008

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

New Accounting Pronouncement – In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal periods. As of July 31, 2008, the Adviser does not believe the adoption of FAS 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

NOTE 2 – PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities (excluding short-term securities) for the year ended July 31, 2008 were $8,953,371,005 and $7,380,300,408, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to the Adviser. Prior to April 1, 2008, the annual rate was 0.75% of the average net assets for the first $250 million, 0.65% on the next $250 million, 0.55% on the next $2.5 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, 0.485% on the next $8 billion, 0.47% on the next $7 billion, 0.455% on the next $8 billion, 0.44% on the next $7 billion, 0.425% on the next $8 billion, and 0.41% of the average net assets in excess of $48 billion. Effective April 1, 2008, the Advisory fee was changed from 0.41% of the average net assets in excess of $48 billion to 0.41% on the next $7 billion, and 0.395% of the average net assets in excess of $55 billion. Advisory fees paid for the year ended July 31, 2008 approximated 0.47% of average net assets.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended July 31, 2008, amounted to $2,217,406. State Street Bank & Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund’s custodian. The Adviser is also paid for certain accounting services. The fee amounted to $412,497 for the year ended July 31, 2008. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

NOTE 4 – DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES

Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

During the year ended July 31, 2008, Davis Distributors, LLC, the Fund’s Underwriter (“Underwriter” or “Distributor”) received $15,412,981 from commissions earned on sales of Class A shares of the Fund, of which $2,347,758 was retained by the Underwriter and the remaining $13,065,223 was reallowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature, and other expenses assumed or incurred by it in connection with such sales.

The Underwriter is reimbursed for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 1/4 of 1.00% of the average net assets maintained by the responsible dealers. The service fee for Class A shares of the Fund for the year ended July 31, 2008 was $72,464,164.

DAVIS NEW YORK VENTURE FUND                                                   Notes to Financial Statements – (Continued)

July 31, 2008

NOTE 4 – DISTRIBUTION AND UNDERWRITING FEES – (CONTINUED)

CLASS B SHARES

Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. Payments under the Class B Distribution Plan are limited to an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., (“FINRA”), which currently is 1.00%. Therefore, the effective rate of the Class B Distribution Plan is currently 1.00%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The FINRA rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Distribution Plan, plus interest at 1.00% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime rate plus 1.00%) of distribution charges that exceed the 1.00% annual limit in some future period or periods when the plan limits have not been reached.

During the year ended July 31, 2008, Class B shares of the Fund made distribution plan payments, which included distribution fees of $17,551,014 and service fees of $5,834,604.

Commission advances by the Distributor during the year ended July 31, 2008 on the sale of Class B shares of the Fund amounted to $3,255,178, all of which was re-allowed to qualified selling dealers.

The Distributor intends to seek payment from Class B shares of the Fund in the amount of $353,221,113 representing 6.25% of gross Fund sales of Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended July 31, 2008, the Distributor received $2,516,092 in contingent deferred sales charges from Class B shares of the Fund.

CLASS C SHARES

Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1.00% if redeemed within one year of purchase.

The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class C shares. Payments under the Class C Distribution Plan are limited to an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the FINRA, which currently is 1.00%. Therefore, the effective rate of the Class C Distribution Plan is currently 1.00%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class C shares are subject to the same 6.25% and 1.00% limitations applicable to the Class B Distribution Plan.

During the year ended July 31, 2008, Class C shares of the Fund made distribution plan payments, which included distribution fees of $55,549,531 and service fees of $18,516,510.

Commission advances by the Distributor during the year ended July 31, 2008, on the sale of Class C shares of the Fund amounted to $8,073,793, all of which was re-allowed to qualified selling dealers.

The Distributor intends to seek payment from Class C shares of the Fund in the amount of $585,970,313 representing 6.25% of gross Fund sales of Class C shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

A contingent deferred sales charge of 1.00% is imposed upon the redemption of certain Class C shares of the Fund within the first year of the original purchase. During the year ended July 31, 2008, the Distributor received $725,639 in contingent deferred sales charges from Class C shares of the Fund.

DAVIS NEW YORK VENTURE FUND                                                 Notes to Financial Statements – (Continued)

July 31, 2008

NOTE 4 – DISTRIBUTION AND UNDERWRITING FEES – (CONTINUED)

CLASS R SHARES

Class R shares of the Fund are sold and redeemed at net asset value. Payments under the Class R Distribution Plan are limited to an annual rate of 0.75% of the average daily net asset value of the Class R shares or the maximum amount provided by applicable rule or regulation of the FINRA, which currently is 1.00%. The effective rate of the Class R Distribution Plan is currently 0.50%, of which 0.25% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class R shares are subject to the same 6.25% and 1.00% limitations applicable to the Class B Distribution Plan.

During the year ended July 31, 2008, Class R shares of the Fund made distribution plan payments, which included distribution fees of $2,143,821 and service fees of $2,143,821.

The Distributor intends to seek payment from Class R shares of the Fund in the amount of $98,823,311 representing 6.25% of gross Fund sales of Class R shares, plus interest, reduced by cumulative distribution fees paid by the Fund. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

NOTE 5 - CAPITAL STOCK

At July 31, 2008, there were 3,500,000,000 shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., 2,225,000,000 of which shares are classified as Davis New York Venture Fund. Transactions in capital stock were as follows:

Class A	Year ended		Year ended
	July 31, 2008		July 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	177,093,817	$6,811,265,619	215,323,689	$8,306,130,052
Shares issued in reinvestment
of distributions	7,528,730	302,657,916	4,671,646	175,935,265
	184,622,547	7,113,923,535	219,995,335	8,482,065,317
Shares redeemed*	(174,756,179)	(6,648,369,999)	(120,976,699)	(4,716,298,369)
Net increase	9,866,368	$465,553,536	99,018,636	$3,765,766,948

* Amounts for the year ended July 31, 2008 include a redemption as a result of an in-kind transfer of securities (See Note 10 of the Notes to Financial Statements).

Class B	Year ended		Year ended
	July 31, 2008		July 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	3,742,525	$138,402,421	7,240,752	$265,353,320
Shares issued in reinvestment
of distributions	163,199	6,292,937	9,893	357,361
	3,905,724	144,695,358	7,250,645	265,710,681
Shares redeemed	(34,866,195)	(1,290,594,929)	(51,861,379)	(1,890,566,078)
Net decrease	(30,960,471)	$(1,145,899,571)	(44,610,734)	$(1,624,855,397)

Class C	Year ended		Year ended
	July 31, 2008		July 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	25,066,238	$930,894,637	40,886,012	$1,514,564,812
Shares issued in reinvestment
of distributions	557,013	21,617,886	19,513	709,438
	25,623,251	952,512,523	40,905,525	1,515,274,250
Shares redeemed	(33,061,398)	(1,215,155,849)	(22,584,980)	(842,342,949)
Net increase (decrease)	(7,438,147)	$(262,643,326)	18,320,545	$672,931,301

DAVIS NEW YORK VENTURE FUND                                                 Notes to Financial Statements – (Continued)

July 31, 2008

NOTE 5 - CAPITAL STOCK - (CONTINUED)

Class R	Year ended		Year ended
	July 31, 2008		July 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	15,515,281	$595,457,703	11,878,019	$460,044,527
Shares issued in reinvestment
of distributions	156,368	6,295,387	58,818	2,218,001
	15,671,649	601,753,090	11,936,837	462,262,528
Shares redeemed	(7,526,641)	(290,460,976)	(3,949,912)	(155,336,700)
Net increase	8,145,008	$311,292,114	7,986,925	$306,925,828

Class Y	Year ended		Year ended
	July 31, 2008		July 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	82,299,744	$3,217,300,214	71,859,924	$2,843,564,854
Shares issued in reinvestment
of distributions	1,851,204	75,232,924	860,369	32,754,246
	84,150,948	3,292,533,138	72,720,293	2,876,319,100
Shares redeemed	(40,497,724)	(1,565,095,810)	(22,572,926)	(885,337,735)
Net increase	43,653,224	$1,727,437,328	50,147,367	$1,990,981,365

NOTE 6 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $70,740 during the year ended July 31, 2008.

NOTE 7 – SECURITIES LOANED

The Fund has entered into a securities lending arrangement with UBS Securities LLC. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, UBS Securities LLC is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. As of July 31, 2008, the Fund did not have any securities on loan. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

Note 8 - Bank borrowings

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the overnight Federal Funds Rate plus 0.75%. The Fund had no borrowings outstanding at July 31, 2008.

NOTE 9 - ILLIQUID SECURITIES

Securities may be considered illiquid if they lack a readily available market or if valuation has not changed for a certain period of time. The aggregate value of illiquid securities amounted to $62,220,125 or 0.15% of the Fund’s net assets as of July 31, 2008. The illiquid security is as follows:

Security	Acquisition Date	Principal	Units	Cost per Unit	Valuation per Unit as of July 31, 2008

Sino-Forest Corp., Conv. Sr. Notes, 5.00%, 08/01/13	07/17/08	$61,150,000	611,500	$100.00	$101.7500

NOTE 10 - IN-KIND REDEMPTION

During the year ended July 31, 2008, shareholders redeemed 1,867,995 shares in exchange for Fund portfolio securities valued at $76,158,159. The Fund realized a net gain of $10,757,560. This gain is not taxable for federal income tax purposes.

DAVIS NEW YORK VENTURE FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis New York Venture Fund Class A:
Year ended 7/31/2008	$39.75	$0.39	[3]	$(5.40)	$(5.01)
Year ended 7/31/2007	35.11	0.37	[3]	4.54	4.91
Year ended 7/31/2006	32.13	0.27	[3]	2.98	3.25
Year ended 7/31/2005	27.83	0.30	[3]	4.23	4.53
Year ended 7/31/2004	23.73	0.17		4.12	4.29
Davis New York Venture Fund Class B:
Year ended 7/31/2008	37.93	0.09	[3]	(5.18)	(5.09)
Year ended 7/31/2007	33.53	0.05	[3]	4.35	4.40
Year ended 7/31/2006	30.69	–	[3,5]	2.85	2.85
Year ended 7/31/2005	26.60	0.05	[3]	4.04	4.09
Year ended 7/31/2004	22.70	(0.02)	[3]	3.92	3.90
Davis New York Venture Fund Class C:
Year ended 7/31/2008	38.18	0.09	[3]	(5.19)	(5.10)
Year ended 7/31/2007	33.74	0.07	[3]	4.37	4.44
Year ended 7/31/2006	30.89	0.01	[3]	2.86	2.87
Year ended 7/31/2005	26.77	0.05	[3]	4.08	4.13
Year ended 7/31/2004	22.85	–	[3,5]	3.93	3.93
Davis New York Venture Fund Class R:
Year ended 7/31/2008	39.73	0.25	[3]	(5.40)	(5.15)
Year ended 7/31/2007	35.10	0.26	[3]	4.54	4.80
Year ended 7/31/2006	32.13	0.17	[3]	2.99	3.16
Year ended 7/31/2005	27.83	0.23	[3]	4.23	4.46
Period from 8/20/2003[7] to 7/31/2004	23.98	0.13	[3]	3.86	3.99
Davis New York Venture Fund Class Y:
Year ended 7/31/2008	40.26	0.49	[3]	(5.46)	(4.97)
Year ended 7/31/2007	35.54	0.48	[3]	4.60	5.08
Year ended 7/31/2006	32.53	0.35	[3]	3.03	3.38
Year ended 7/31/2005	28.18	0.40	[3]	4.28	4.68
Year ended 7/31/2004	24.01	0.28		4.16	4.44

	Year ended July 31,
	2008	2007	2006	2005	2004
Portfolio Turnover[2]
(for all classes of shares)	16%	5%	6%	3%	6%

1  Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns for periods of less than one full year are not annualized.

2  The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

                                                                                                                                                                 Financial Highlights

Dividends and Distributions
Dividends from Net Investment Income		Distributions from Realized Gains	Distributions in Excess of Net Investment Income	Distributions in Excess of Net Realized Gains	Return of Capital	Total Distributions		Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000,000 omitted)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets
											Gross	Net[4]

$(0.43)		$–	$–	$–	$–	$(0.43)		$34.31	(12.77)%	$26,029	0.85%	0.85%	1.01%
(0.27)		–	–	–	–	(0.27)		39.75	14.03	29,764	0.85	0.85	0.95
(0.27)		–	–	–	–	(0.27)		35.11	10.15	22,809	0.88	0.87	0.79
(0.23)		–	–	–	–	(0.23)		32.13	16.34	17,508	0.89	0.89	0.98
(0.19)		–	–	–	–	(0.19)		27.83	18.10	12,868	0.92	0.92	0.77

(0.10)		–	–	–	–	(0.10)		32.74	(13.45)	1,582	1.66	1.66	0.20
–	[5]	–	–	–	–	–	[5]	37.93	13.13	3,007	1.65	1.65	0.15
(0.01)		–	–	–	–	(0.01)		33.53	9.30	4,154	1.66	1.65	0.01
–	[5]	–	–	–	–	–	[5]	30.69	15.38	5,223	1.69	1.69	0.18
–	[5]	–	–	–	–	–	[5]	26.60	17.18	5,267	1.73	1.73	(0.04)

(0.12)		–	–	–	–	(0.12)		32.96	(13.41)	6,444	1.61	1.61	0.25
–	[5]	–	–	–	–	–	[5]	38.18	13.17	7,750	1.62	1.62	0.18
(0.02)		–	–	–	–	(0.02)		33.74	9.29	6,230	1.65	1.64	0.02
(0.01)		–	–	–	–	(0.01)		30.89	15.42	4,998	1.68	1.68	0.19
(0.01)		–	–	–	–	(0.01)		26.77	17.19	3,899	1.70	1.70	(0.01)

(0.30)		–	–	–	–	(0.30)		34.28	(13.06)	919	1.19	1.19	0.67
(0.17)		–	–	–	–	(0.17)		39.73	13.70	741	1.17	1.17	0.63
(0.19)		–	–	–	–	(0.19)		35.10	9.86	375	1.15	1.15	0.51
(0.16)		–	–	–	–	(0.16)		32.13	16.04	96	1.15	1.15	0.72
(0.14)		–	–	–	–	(0.14)		27.83	16.67	10	1.15 [6]	1.15 [6]	0.51 [6]

(0.54)		–	–	–	–	(0.54)		34.75	(12.53)	7,333	0.59	0.59	1.27
(0.36)		–	–	–	–	(0.36)		40.26	14.34	6,739	0.59	0.59	1.21
(0.37)		–	–	–	–	(0.37)		35.54	10.44	4,166	0.62	0.62	1.04
(0.33)		–	–	–	–	(0.33)		32.53	16.68	2,444	0.58	0.58	1.29
(0.27)		–	–	–	–	(0.27)		28.18	18.53	1,354	0.58	0.58	1.11

[3]	Per share calculations were based on average shares outstanding for the period.
[4]	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.
[5]	Less than $0.005 per share.
[6]	Annualized.
[7]	Inception date of class.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND                        Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

of Davis New York Venture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Davis New York Venture Fund (a series of Davis New York Venture Fund, Inc.), including the schedule of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis New York Venture Fund as of July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 24, 2008

DAVIS NEW YORK VENTURE FUND                                                                                                 Fund Information

Federal Income Tax Information (Unaudited)

In early 2009, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

During the fiscal year ended July 31, 2008, $458,941,536 of dividends paid by the Fund constituted income dividends for Federal Income Tax purposes. The Fund designates $458,941,536 or 100% as income qualifying for the corporate dividends-received deduction.

For the fiscal year ended July 31, 2008, certain dividends paid by the Fund constitute qualified dividend income for Federal Income Tax purposes. The Fund designates $458,941,536 or 100% as qualified dividend income.

Recent tax legislation allows a regulated investment company to designate dividends not designated as capital gain distributions, either as interest related dividends or short-term capital gain distributions, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended July 31, 2008, $32,717,784 or 7% of the ordinary dividends paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting dividends and distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations, which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-279-0279 or on the fund’s website at www.davisfunds.com or on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS NEW YORK VENTURE FUND                                                  Director Approval of Advisory Agreements

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund's advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Davis Advisors” and “Advisory Agreements”).

As a part of this process the Independent Directors, with the assistance of counsel for the Independent Directors, prepared questions submitted to Davis Advisors in anticipation of the annual contract review. The Independent Directors were provided with responsive background material (including the most recent investment performance data available), and their counsel provided guidance, prior to a separate contract review meeting held in March 2008 where the Independent Directors reviewed and evaluated all information which they deemed reasonably necessary in the circumstances. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements are fair and reasonable and that continuation of the Advisory Agreements was in the best interests of Davis New York Venture Fund and its shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors’ determinations were based upon a comprehensive consideration of all information provided to the Independent Directors and were not the result of any single factor. The following facts and conclusions were important, but not exclusive, in the Independent Directors’ recommendation to renew the Advisory Agreements.

The Independent Directors considered not only the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether it:

1.	Achieves satisfactory investment results over the long-term after all costs;
2.

Handles shareholder transactions, inquiries, requests, and records efficiently and effectively, and provides quality accounting, legal, and compliance services, and oversight of third party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder’s ultimate return is the product of a fund’s results as well as the shareholder’s behavior, specifically in selecting when to invest and which fund to invest in. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful, positive impact on investor behavior.

Davis Advisors and members of the Davis family are some of the largest shareholders in the Davis Funds. The Independent Directors concluded that this investment tends to align Davis Advisors’ and the Davis family’s interests with other shareholders, as they face the same risks, pay the same fees, and are highly motivated to achieve satisfactory long-term returns. In addition, the Independent Directors concluded that significant investments by Davis Advisors and the Davis family has contributed to the economies of scale which have lowered fees and expenses for Davis Funds’ shareholders over time.

The Independent Directors observed that Davis Advisors has consistently demonstrated an orientation in line with shareholders. Davis Advisors and the Davis Funds have continued to receive recognition in the press, and among industry observers and participants, for the quality of its investment process, its shareholder orientation, and integrity.

The Independent Directors noted the importance of reviewing quantitative measures, but also recognized that qualitative factors could be equally, or more important, in assessing whether Davis Fund shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data can inform, they should not supersede the judgment of the Independent Directors who take many factors, including those listed below, into consideration in representing the shareholders of the Davis Funds. In connection with reviewing comparative performance information, the Independent Directors generally give weight to longer-term measurements.

The Independent Directors expect Davis Advisors to employ a disciplined, company-specific, research driven, businesslike, long-term investment philosophy.

The Independent Directors recognized Davis Advisors’ (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory after tax results over longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

DAVIS NEW YORK VENTURE FUND                          Director Approval of Advisory Agreements – (Continued)

The Independent Directors reviewed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, including funds which it sub-advises and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedules and breakpoints of the Fund, including an assessment of competitive fee schedules.

The Independent Directors reviewed the management fee schedule for Davis New York Venture Fund, profitability of the Fund to Davis Advisors, the extent to which economies of scale might be realized if the Fund’s net assets increase, and whether the fee level reflects those potential economies of scale. The Independent Directors considered the nature, quality and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services.

The Independent Directors noted that Davis New York Venture Fund out-performed its benchmark, the Standard & Poor’s 500® Index over the 1-year, 3-year, 5-year, and 10-year periods. The Fund exceeded the average performance of its peer group over the 3-year, 5-year, and 10-year periods.

The Independent Directors noted that longer-term performance is the most relevant. The Independent Directors reviewed the rolling 10-year performance of Davis New York Venture Fund. Since 1969, the Fund has beaten the Index in all 29 rolling 10-year periods ending in December of each year.

The Independent Directors considered the total expense ratio for Davis New York Venture Fund, noting that it is reasonable and lower than the average expense ratio of its peer group. The Independent Directors considered the advisory fee schedule for Davis New York Venture Fund and noted that it is within the range and below the average of its peer group.

The Independent Directors considered the advisory fee schedule for Davis New York Venture Fund and the addition of an additional breakpoint in the management fee, resulting in a marginal management fee of 0.395% on average net assets over $55 billion. The Independent Directors concluded that the advisory fee schedule represents an appropriate sharing between Davis New York Venture Fund shareholders and Davis Advisors of such economies of scale as may exist in the management of the Fund at current asset levels.

Approval of Advisory Arrangements

The Independent Directors concluded that Davis Advisors had provided Davis New York Venture Fund and its shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fee for Davis New York Venture Fund is reasonable in light of the nature, quality and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of its peer group as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements are fair and reasonable and that continuation of the Advisory Agreements is in the best interest of the Fund and its shareholders. The Independent Directors and the full board of directors therefore voted to continue the Advisory Agreements.

DAVIS NEW YORK VENTURE FUND                                                                                       Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the Directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (9/9/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (law firm).	13	Director, Legg Mason Investment Counsel & Trust Company N.A. (asset management company) and Rodney Trust Company (Delaware).

John S. Gates, Jr. (8/2/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (beginning in 2006); Co-founder of Centerpoint Properties Trust (REIT); former Co-chairman and Chief Executive Officer for the last 22 years (until 2006).	13	Director, DCT Industrial Trust (a REIT).

Thomas S. Gayner (12/16/61)	Director	Director since 2004	Executive Vice President and Chief Investment Officer, Markel Corporation (insurance company).	13	Director, First Market Bank; Director, Washington Post, Co. (newspaper publisher).

Jerry D. Geist (5/23/34)	Director	Director since 1986	Chairman, Santa Fe Center Enterprises, Inc. (energy project development).	13	Director, CH2M-Hill, Inc. (engineering); Member, Investment Committee for Microgeneration Technology Fund; UTECH Funds.

G. Bernard Hamilton (3/18/37)	Director	Director since 1978	Managing General Partner, Avanti Partners, L.P. (investment partnership), retired 2005.	13	none

Samuel H. Iapalucci (7/19/52)	Director	Director since 2006	Former Executive Vice President and Chief Financial Officer, CH2M-Hill, Inc. (engineering).	13	none

Robert P. Morgenthau (3/22/57)	Director	Director since 2002	Chairman, NorthRoad Capital Management, LLC (an investment management firm) since June 2002.	13	none

Christian R. Sonne (5/6/36)	Director	Director since 1990	General Partner, Tuxedo Park Associates (land holding and development firm).	13	none

Marsha Williams (3/28/51)	Director	Director since 1999	Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider); former Executive Vice President and Chief Financial Officer, Equity Office Properties Trust (a REIT).	16

Director, the Selected Funds (consisting of three portfolios) since 1996; Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering).

DAVIS NEW YORK VENTURE FUND                                                              Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Jeremy H. Biggs (8/16/35)	Director/ Chairman	Director since 1994	Vice Chairman, Member of the Audit Committee and Member of the International Investment Committee, former Chief Investment Officer (1980 through 2005), all for Fiduciary Trust Company International (money management firm); Consultant to Davis Selected Advisers, L.P.	13	none

Andrew A. Davis (6/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.	16	Director, the Selected Funds (consisting of three portfolios) since 1998.

Christopher C. Davis (7/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, the Selected Funds (consisting of three portfolios) since 1998; Director, Washington Post Co. (newspaper publisher).

*    Jeremy H. Biggs, Andrew A. Davis, and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

DAVIS NEW YORK VENTURE FUND                                                              Directors and Officers – (Continued)

Officers

Christopher C. Davis (born 7/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Andrew A. Davis (born 6/25/63, Davis Funds officer since 1997). See description in the section on Inside Directors.

Kenneth C. Eich (born 8/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Douglas A. Haines (born 3/4/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 9/25/66, Davis Funds officer since 1997). Vice President, Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 3/7/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Arthur Don (born 9/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Partner, Seyfarth Shaw LLP (a law firm); counsel to the Independent Directors and the Davis Funds.

DAVIS NEW YORK VENTURE FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Seyfarth Shaw LLP
131 South Dearborn Street, Suite 2400
Chicago, Illinois 60603-5577

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Davis New York Venture Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling 1-800-279-0279 and on the Fund’s website at www.davisfunds.com. Quarterly Fact sheets are available on the Fund’s website at www.davisfunds.com.

DAVIS RESEARCH FUND	Table of Contents

Management’s Discussion and Analysis	2

Fund Overview	4

Portfolio Activity	5

Fund Performance	6

Schedule of Investments	10

Statement of Assets and Liabilities	14

Statement of Operations	15

Statements of Changes in Net Assets	16

Notes to Financial Statements	17

Financial Highlights	22

Report of Independent Registered Public Accounting Firm	25

Fund Information	26

Director Approval of Advisory Agreements	27

Directors and Officers	29

DAVIS RESEARCH FUND                                                                               Management’s Discussion and Analysis

Performance Overview

Davis Research Fund’s Class A shares delivered a negative return on net asset value of 14.93% for the year ended July 31, 20081. Over the same time period, the Standard & Poor’s 500® Index2 (“Index”) declined 11.09%. The sectors3 within the Index that turned in the strongest performance over the year were energy, consumer staples, and materials. The sectors that turned in the weakest performance over the year were financials, telecommunication services, and consumer discretionary.

Key Contributors to Performance

Over the year, the Fund had a significant investment in material companies (11% versus 3% for the Index) and they were the most important contributors4 to performance. The Fund’s material companies out-performed the corresponding sector within the Index (up 43% versus up 4% for the Index). Monsanto5, Rio Tinto, and Companhia Vale do Rio Doce were among the top contributors to performance.

The Fund had a smaller investment in energy companies (6% versus 13% for the Index), but they were important contributors to performance. The Fund’s energy companies out-performed the corresponding sector within the Index (up 31% versus up 7% for the Index). EOG Resources, Devon Energy, and Transocean were among the top contributors to performance.

Other individual companies contributing to performance included Union Pacific, Nokia, IBM, and Johnson & Johnson. The Fund no longer owns Nokia.

The Fund managers have identified a number of investment opportunities in foreign companies. The Fund ended the year with approximately 25% of its assets invested in foreign companies. As a group, the foreign companies owned by the Fund declined in value, but still out-performed the Index over the year.

Key Detractors from Performance

Financials were the weakest sector in the Index during the year and were the largest detractors from the Fund’s performance. The Fund benefited from investing less in the poorly performing financial sector (9% versus 18% for the Index). However, the Fund’s financial companies under-performed the corresponding sector within the Index (down 61% versus down 33% for the Index). E*TRADE Financial, UBS, and Ambac Financial were among the top detractors from performance.

The Fund had a significant investment in consumer discretionary companies (26% versus 9% for the Index) and they were among the weakest performing sectors of the Index. The Fund’s consumer discretionary companies under-performed the corresponding sector within the Index (down 24% versus down 22% for the Index). News Corp., CarMax, WPP Group, and Lagardere were among the top detractors from performance.

The Fund had more invested in information technology companies than in any other sector (27% versus 16% for the Index). The Fund’s information technology companies under-performed the corresponding sector within the Index (down 9% versus down 8% for the Index). Cisco Systems and Texas Instruments were among the top detractors from performance.

UnitedHealth Group was also among the top detractors from performance.

____________________________________

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Research Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Davis Research Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Davis Research Fund are: (1) market risk, (2) company risk, (3) foreign country risk, (4) medium-capitalization risk, (5) focused portfolio risk, (6) headline risk, and (7) selection risk. See the prospectus for a full description of each risk.

Class A, B, and C shares of Davis Research Fund have been registered with the Securities and Exchange Commission and, as of the date of this report, in selected states where eligible investors are residents. Shares of Davis Research Fund currently are not available for public sale in any other state or jurisdiction. Currently, only the directors, officers and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares. The Adviser reserves the right to reject any offer to purchase shares.

2

DAVIS RESEARCH FUND                                                     Management’s Discussion and Analysis – (Continued)

1    Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than when purchased. The total annual operating expense ratio for Davis Research Fund’s Class A shares for the year ended July 31, 2008 was 0.89%. The operating expense ratio may vary in future years. Below are the average annual total returns for the periods ended July 31, 2008.

	1-Year	5-Year	Fund Inception (10/31/01)
Davis Research Fund A without sales charge	(14.93)%	8.33%	6.13%
Davis Research Fund A with 4.75% sales charge	(18.98)%	7.27%	5.37%
Standard & Poor’s 500® Index	(11.09)%	7.02%	4.56%

Fund performance changes over time and current performance may be higher or lower than stated. Returns and expense ratios for other classes of shares will vary from the above returns and expense ratio. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

2    The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

3    The companies included in the Standard & Poor’s 500® Index are divided into ten sectors. One or more industry groups make up a sector.

4    A company’s or sector’s contribution to the Fund’s performance is a product of both its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

5    This Management Discussion and Analysis discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

Shares of the Davis Research Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

3

DAVIS RESEARCH FUND                                                                                                                            Fund Overview

At July 31, 2008

Portfolio Composition		Industry Weightings
(% of Fund’s Net Assets)		(% of Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	72.84%	Information Technology	25.90%	16.54%
Common Stock (Foreign)	24.91%	Media	15.59%	2.67%
Short Term Investments	2.35%	Materials	12.36%	3.77%
Other Assets & Liabilities	(0.10)%	Health Care	10.54%	12.67%
	100.00%	Energy	7.69%	14.09%
		Diversified Financials	5.86%	7.72%
		Capital Goods	5.65%	8.71%
		Transportation	3.42%	2.24%
		Retailing	2.86%	2.56%
		Food & Staples Retailing	2.29%	2.76%
		Insurance	2.12%	3.41%
		Commercial Services & Supplies	2.00%	0.48%
		Other	1.97%	21.42%
		Consumer Durables & Apparel	1.75%	0.96%
			100.00%	100.00%

Top 10 Holdings

(% of Fund’s Net Assets)

Microsoft Corp.	Software & Services	4.75%
Monsanto Co.	Materials	4.26%
Cisco Systems, Inc.	Technology Hardware & Equipment	4.02%
Google Inc., Class A	Software & Services	3.66%
Dell Inc.	Technology Hardware & Equipment	3.53%
Lagardere S.C.A.	Media	3.51%
Johnson & Johnson	Pharmaceuticals, Biotechnology & Life Sciences	3.48%
Hewlett-Packard Co.	Technology Hardware & Equipment	3.42%
Companhia Vale do Rio Doce, ADR	Materials	3.04%
Siemens AG, Registered	Capital Goods	3.02%

4

DAVIS RESEARCH FUND                                                                                                                       Portfolio Activity

August 1, 2007 through July 31, 2008

New Positions Added (08/01/07-07/31/08)

(Highlighted positions are those greater than 1.00% of 7/31/08 total net assets)

Security	Industry	Date of 1st Purchase	% of 07/31/08 Fund Net Assets
AES Corp.	Utilities	02/04/08	0.32%
Aflac, Inc.	Life & Health Insurance	07/24/08	0.70%
Agilent Technologies, Inc.	Technology Hardware & Equipment	12/19/07	1.17%
All America Latina Logistica	Transportation	03/14/08	0.22%
Brookfield Asset Management Inc., Class A	Capital Markets	05/15/08	0.33%
Chicago Bridge & Iron Co. N.V., NY Shares	Capital Goods	05/07/08	0.34%
Coach, Inc.	Consumer Durables & Apparel	09/11/07	–
Coca-Cola Co.	Food, Beverage & Tobacco	07/11/08	0.19%
Compagnie Financiere Richemont S.A.,
Bearer Shares, Unit A	Consumer Durables & Apparel	06/17/08	1.71%
General Electric Co.	Capital Goods	06/13/08	0.64%
Grupo Televisa S.A., ADR	Media	08/16/07	2.10%
Merrill Lynch & Co., Inc.	Capital Markets	06/19/08	0.70%
Nestle S.A.	Food, Beverage & Tobacco	06/12/08	0.16%
OGX Petroleo e Gas Participacoes S.A.	Energy	06/13/08	0.18%
PACCAR Inc.	Capital Goods	10/08/07	0.70%
Redecard S.A.	Software & Services	06/18/08	0.09%
Sanofi-Aventis	Pharmaceuticals, Biotechnology
	& Life Sciences	06/27/08	2.18%
Schering-Plough Corp.	Pharmaceuticals, Biotechnology
	& Life Sciences	07/21/08	1.96%
Southwestern Energy Co.	Energy	09/26/07	0.30%
Starbucks Corp.	Consumer Services	05/16/08	0.16%
Terex Corp.	Capital Goods	10/23/07	–
Whole Foods Market, Inc.	Food & Staples Retailing	03/18/08	0.72%
XTO Energy, Inc.	Energy	07/17/08	0.51%

Positions Closed (08/01/07-07/31/08)

(Gains and losses greater than $200,000 are highlighted)

		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Amgen Inc.	Pharmaceuticals, Biotechnology
	& Life Sciences	07/16/08	$(36,860)
Coach, Inc.	Consumer Durables & Apparel	02/07/08	(149,621)
Continental AG	Automobiles & Components	05/23/08	393,275
Daimler AG, Registered	Automobiles & Components	06/17/08	(230,591)
Harley-Davidson, Inc.	Automobiles & Components	02/12/08	(122,819)
Home Depot, Inc.	Retailing	05/07/08	106,760
Liberty Media Corp. - Capital, Series A	Media	06/17/08	45,567
Lowe’s Cos, Inc.	Retailing	02/07/08	(102,402)
Nokia Oyj	Technology Hardware & Equipment	09/24/07	940,645
Omnicare, Inc.	Health Care Equipment & Services	06/27/08	(368,205)
Sears Holdings Corp.	Retailing	08/16/07	(7,380)
Terex Corp.	Capital Goods	07/29/08	(66,253)
Wal-Mart Stores, Inc.	Food & Staples Retailing	05/12/08	121,938

5

DAVIS RESEARCH FUND                                                                                                                     Fund Performance

CLASS A

Average Annual Total Return for the periods ended July 31, 2008		Expense Example
			Beginning Account Value (02/01/08)	Ending Account Value (07/31/08)	Expenses Paid During Period* (02/01/08-07/31/08)

(This calculation includes an initial sales charge of 4.75%)

One-Year	(18.98)%	Actual	$1,000.00	$926.02	$4.26
Five-Year	7.27%	Hypothetical (5% return before expenses)
Life of Class (October 31, 2001 through July 31, 2008)
	5.37%		$1,000.00	$1,020.44	$4.47

*Expenses are equal to the Class’s annualized operating expense ratio (0.89%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser. See Notes to Performance on page 9 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Research Fund, Class A shares on October 31, 2001 (commencement of operations) and paid a 4.75% sales charge. As the chart shows, by July 31, 2008, the value of your investment would have grown to $14,230 - a 42.30% increase on your initial investment. For comparison, the Standard & Poor's 500® Index is also presented on the chart below.

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Research Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

DAVIS RESEARCH FUND                                                                                           Fund Performance – (Continued)

CLASS B

Average Annual Total Return for the periods ended July 31, 2008		Expense Example
			Beginning Account Value (02/01/08)	Ending Account Value (07/31/08)	Expenses Paid During Period* (02/01/08-07/31/08)

(This calculation includes any applicable contingent deferred sales charge)

One-Year	(19.39)%	Actual	$1,000.00	$918.65	$11.93
Five-Year	6.32%	Hypothetical (5% return before expenses)
Life of Class (October 31, 2001 through July 31, 2008)
	4.54%		$1,000.00	$1,012.43	$12.51

*Expenses are equal to the Class’s annualized operating expense ratio (2.50%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser. See Notes to Performance on page 9 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Research Fund, Class B shares on October 31, 2001 (commencement of operations). As the chart shows, by July 31, 2008, the value of your investment would have grown to $13,498 - a 34.98% increase on your initial investment. For comparison, the Standard & Poor's 500® Index is also presented on the chart below.

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Research Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7

DAVIS RESEARCH FUND                                                                                           Fund Performance – (Continued)

CLASS C

Average Annual Total Return for the periods ended July 31, 2008		Expense Example
			Beginning Account Value (02/01/08)	Ending Account Value (07/31/08)	Expenses Paid During Period* (02/01/08-07/31/08)

(This calculation includes any applicable contingent deferred sales charge)

One-Year	(17.03)%	Actual	$1,000.00	$918.78	$11.93
Five-Year	6.67%	Hypothetical (5% return before expenses)
Life of Class (October 31, 2001 through July 31, 2008)
	4.57%		$1,000.00	$1,012.43	$12.51

*Expenses are equal to the Class’s annualized operating expense ratio (2.50%), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser. See Notes to Performance on page 9 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Research Fund, Class C shares on October 31, 2001 (commencement of operations). As the chart shows, by July 31, 2008, the value of your investment would have grown to $13,518 - a 35.18% increase on your initial investment. For comparison, the Standard & Poor's 500® Index is also presented on the chart below.

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Research Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

8

DAVIS RESEARCH FUND                                                                                                               Notes to Performance

The following disclosure provides important information regarding the Fund’s Expense Example, which appears in each Class’s Fund Performance section of this Annual Report. Please refer to this information when reviewing the Expense Example for each Class.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is from 02/01/08 to 07/31/08.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as front end or contingent deferred sales charges (loads). Therefore, the information in the row entitled “Hypothetical”, is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

DAVIS RESEARCH FUND                                                                                                           Schedule of Investments

July 31, 2008

Shares	Security	Value (Note 1)
COMMON STOCK - (97.75%)
CONSUMER DISCRETIONARY - (19.91%)
Consumer Durables & Apparel – (1.71%)
16,000	Compagnie Financiere Richemont S.A., Bearer Shares, Unit A (Switzerland)	$956,019

Consumer Services – (0.16%)
6,250	Starbucks Corp. *	91,375

Media – (15.24%)
76,300	Comcast Corp., Special Class A	1,566,439
52,200	Grupo Televisa S.A., ADR (Mexico)	1,173,978
35,730	Lagardere S.C.A. (France)	1,958,337
23,800	Liberty Media Corp. - Entertainment, Series A *	585,242
89,500	News Corp., Class A	1,264,635
26,300	Walt Disney Co.	798,205
122,800	WPP Group PLC (United Kingdom)	1,165,677

		8,512,513

Retailing – (2.80%)
7,200	Bed Bath & Beyond Inc. *	200,196
62,200	CarMax, Inc. *	833,480
37,800	Liberty Media Corp. - Interactive, Series A *	530,145

		1,563,821

	TOTAL CONSUMER DISCRETIONARY	11,123,728

CONSUMER STAPLES - (3.20%)
Food & Staples Retailing – (2.23%)
13,500	Costco Wholesale Corp.	845,978
18,200	Whole Foods Market, Inc.	403,312

		1,249,290

Food, Beverage & Tobacco – (0.35%)
2,000	Coca-Cola Co.	103,000
2,070	Nestle S.A. (Switzerland)	90,800

		193,800

Household & Personal Products – (0.62%)
8,200	Avon Products, Inc.	347,680

	TOTAL CONSUMER STAPLES	1,790,770

ENERGY - (7.52%)
13,000	Devon Energy Corp.	1,233,570
12,600	EOG Resources, Inc.	1,266,678
200	OGX Petroleo e Gas Participacoes S.A. * (Brazil)	98,193
4,600	Southwestern Energy Co. *	167,026
8,465	Transocean Inc. *	1,151,494
6,050	XTO Energy, Inc.	285,742

	TOTAL ENERGY	4,202,703

FINANCIALS - (7.80%)
Diversified Financials – (5.73%)
	Capital Markets – (4.06%)
26,000	Bank of New York Mellon Corp.	923,000
5,500	Brookfield Asset Management Inc., Class A (Canada)	184,910
105,500	E*TRADE Financial Corp. *	318,083
4,600	Legg Mason, Inc.	185,610

10

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
July 31, 2008

Shares	Security	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (Continued)
	Capital Markets – (Continued)
14,700	Merrill Lynch & Co., Inc.	$391,755
13,608	UBS AG, Registered (Switzerland)	262,770

		2,266,128

	Diversified Financial Services – (1.67%)
23,000	JPMorgan Chase & Co.	934,490

		3,200,618

Insurance – (2.07%)
	Life & Health Insurance – (0.70%)
7,050	Aflac, Inc.	392,050

	Property & Casualty Insurance – (1.37%)
54,800	Ambac Financial Group, Inc.	138,096
5	Berkshire Hathaway Inc., Class A *	572,250
9,500	MBIA Inc.	56,335

		766,681

		1,158,731

	TOTAL FINANCIALS	4,359,349

HEALTH CARE - (10.31%)
Health Care Equipment & Services – (2.69%)
5,100	Cardinal Health, Inc.	274,023
43,700	UnitedHealth Group Inc.	1,227,096

		1,501,119

Pharmaceuticals, Biotechnology & Life Sciences – (7.62%)
28,400	Johnson & Johnson	1,944,548
17,350	Sanofi-Aventis (France)	1,217,861
51,900	Schering-Plough Corp.	1,094,052

		4,256,461

	TOTAL HEALTH CARE	5,757,580

INDUSTRIALS - (10.82%)
Capital Goods – (5.52%)
6,500	3M Co.	457,535
5,760	Chicago Bridge & Iron Co. N.V., NY Shares (Netherlands)	188,755
12,700	General Electric Co.	359,283
9,350	PACCAR Inc.	393,402
13,800	Siemens AG, Registered (Germany)	1,686,267

		3,085,242

Commercial Services & Supplies – (1.95%)
37,580	Iron Mountain Inc. *	1,089,820

Transportation – (3.35%)
9,400	All America Latina Logistica (Brazil)	125,309
16,100	Ryanair Holdings PLC, ADR * (Ireland)	392,196
16,400	Union Pacific Corp.	1,352,016

		1,869,521

	TOTAL INDUSTRIALS	6,044,583

INFORMATION TECHNOLOGY - (25.32%)
Semiconductors & Semiconductor Equipment – (2.24%)
51,400	Texas Instruments Inc.	1,253,132

11

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
July 31, 2008

Shares/Principal	Security	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (CONTINUED)
Software & Services – (8.51%)
4,320	Google Inc., Class A *	$2,045,239
103,100	Microsoft Corp.	2,653,794
2,800	Redecard S.A. (Brazil)	52,200

		4,751,233

Technology Hardware & Equipment – (14.57%)
18,200	Agilent Technologies, Inc. *	656,292
102,220	Cisco Systems, Inc. *	2,248,329
80,200	Dell Inc. *	1,971,316
42,600	Hewlett-Packard Co.	1,908,480
10,600	International Business Machines Corp.	1,356,588

		8,141,005

	TOTAL INFORMATION TECHNOLOGY	14,145,370

MATERIALS - (12.08%)
37,700	BHP Billiton PLC (United Kingdom)	1,247,687
64,800	Companhia Vale do Rio Doce, ADR (Brazil)	1,695,816
20,000	Monsanto Co.	2,382,200
13,600	Rio Tinto PLC (United Kingdom)	1,423,180

	TOTAL MATERIALS	6,748,883

TELECOMMUNICATION SERVICES - (0.47%)
32,010	Sprint Nextel Corp.	260,561

	TOTAL TELECOMMUNICATION SERVICES	260,561

UTILITIES - (0.32%)
11,200	AES Corp. *	180,768

	TOTAL UTILITIES	180,768

	TOTAL COMMON STOCK – (Identified cost $52,795,473)	54,614,295

SHORT TERM INVESTMENTS - (2.35%)
$491,000	ABN AMRO Inc. Joint Repurchase Agreement,
	2.18%, 08/01/08, dated 07/31/08, repurchase value of $491,030
	(collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 3.30%-6.853%, 03/05/10-11/01/37, total market value $500,820)	491,000
486,000	Banc of America Securities LLC Joint Repurchase Agreement,
	2.18%, 08/01/08, dated 07/31/08, repurchase value of $486,029
	(collateralized by: U.S. Government agency mortgages in a pooled cash account, 5.00%-6.00%, 03/01/34, total market value $495,720)	486,000
335,000	Mizuho Securities USA, Inc. Joint Repurchase Agreement,
	2.16%, 08/01/08, dated 07/31/08, repurchase value of $335,020
	(collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 3.75%-6.00%, 10/01/10-04/15/38, total market value $341,700)	335,000

	TOTAL SHORT TERM INVESTMENTS – (Identified cost $1,312,000)	1,312,000

	Total Investments – (100.10%) – (Identified cost $54,107,473) – (a)	55,926,295
	Liabilities Less Other Assets – (0.10%)	(55,987)

	Net Assets – (100.00%)	$55,870,308

ADR: American Depositary Receipt

12

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
July 31, 2008

*	Non-Income producing security.
(a)	Aggregate cost for federal income tax purposes is $54,969,529. At July 31, 2008 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$10,800,129
	Unrealized depreciation	(9,843,363)

	Net unrealized appreciation	$956,766

See Notes to Financial Statements

13

DAVIS RESEARCH FUND                                                                                       Statement of Assets and Liabilities

At July 31, 2008

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments)	$55,926,295
Cash	2,042
Receivables:
Capital stock sold	75
Dividends and interest	22,232
Investment securities sold	132,972
Prepaid expenses	112
Total assets	56,083,728
LIABILITIES:
Payables:
Investment securities purchased	150,893
Accrued audit fee	13,500
Accrued management fee	36,330
Other accrued expenses	12,697
Total liabilities	213,420
NET ASSETS	$55,870,308
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$234,945
Additional paid-in capital	55,216,187
Undistributed net investment income	95,906
Accumulated net realized losses from investments and foreign currency transactions	(1,495,613)
Net unrealized appreciation on investments and foreign currency transactions	1,818,883
Net Assets	$55,870,308
CLASS A SHARES:
Net assets	$55,865,377
Shares outstanding	4,698,456
Net asset value and redemption price per share (Net Assets ÷ Shares Outstanding)	$11.89
Maximum offering price per share (100/95.25 of $11.89)**	$12.48
CLASS B SHARES:
Net assets	$3,576
Shares outstanding	320
Net asset value, offering, and redemption price per share (Net Assets ÷ Shares Outstanding)	$11.18
CLASS C SHARES:
Net assets	$1,355
Shares outstanding	121
Net asset value, offering, and redemption price per share (Net Assets ÷ Shares Outstanding)	$11.20

*Including:
Cost of investments	$54,107,473

**On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

14

DAVIS RESEARCH FUND	Statement of Operations
For the year ended July 31, 2008

INVESTMENT INCOME:
Income:
Dividends*		$620,454
Interest		42,876
Total income		663,330

Expenses:
Management fees (Note 3)	$467,364
Custodian fees	33,771
Transfer agent fees:
Class A	929
Class B	134
Class C	132
Audit fees	18,000
Legal fees	118
Accounting fees (Note 3)	5,001
Reports to shareholders	7
Directors’ fees and expenses	6,441
Registration and filing fees	14,525
Miscellaneous	8,852
Payments under distribution plan (Note 4):
Class B	15
Class C	11
Total expenses		555,300
Expenses paid indirectly (Note 6)		(192)
Reimbursement of expenses by adviser (Note 3)		(236)
Net expenses		554,872
Net investment income		108,458

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions		54,958
Foreign currency transactions		(6,060)
Net decrease in unrealized appreciation		(9,982,895)
Net realized and unrealized loss on investments and foreign currency		(9,933,997)
Net decrease in net assets resulting from operations		$(9,825,539)

*Net of foreign taxes withheld as follows		$21,020

See Notes to Financial Statement

15

DAVIS RESEARCH FUND                                                                                    Statements of Changes in Net Assets

	Year ended July 31,
	2008	2007
OPERATIONS:
Net investment income	$108,458	$97,147
Net realized gain from investments and foreign currency transactions	48,898	3,147,500
Net increase (decrease) in unrealized appreciation on investments	(9,982,895)	5,750,551
Net increase (decrease) in net assets resulting from operations	(9,825,539)	8,995,198

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income:
Class A	(101,147)	(377,011)

Realized gains from investment transactions:
Class A	(4,370,597)	(1,876,370)
Class B	(112)	(57)
Class C	(112)	(57)

CAPITAL SHARE TRANSACTIONS:

Net increase in net assets resulting from capital share transactions (Note 5):
Class A	5,305,725	13,852,969
Class B	2,612	57
Class C	112	57

Total increase (decrease) in net assets	(8,989,058)	20,594,786

NET ASSETS:
Beginning of year	64,859,366	44,264,580
End of year *	$55,870,308	$64,859,366

*Including undistributed net investment income of	$95,906	$94,655

See Notes to Financial Statement

16

DAVIS RESEARCH FUND                                                                                                 Notes to Financial Statements

July 31, 2008

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund commenced operations on October 31, 2001. The Fund offers shares in three classes, Class A, Class B, and Class C. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class’s distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. These valuation procedures are reviewed and subject to approval by the Board of Directors.

Master Repurchase Agreements – The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation – The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency – The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the Statement of Operations.

17

DAVIS RESEARCH FUND                                                                      Notes to Financial Statements – (Continued)

July 31, 2008

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes – It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. At July 31, 2008, Davis Research Fund had approximately $668,000 of post October 2007 losses available to offset future capital gains, if any, which expire in 2017.

Securities Transactions and Related Investment Income – Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders – Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses) and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2008, amounts have been reclassified to reflect a decrease to undistributed net investment income and a corresponding decrease to accumulated net realized losses from investments and foreign currency transactions of $6,060. Net assets have not been affected by this reclassification.

The tax character of distributions paid during the years ended July 31, 2008 and 2007 were as follows:

	2008	2007
Ordinary income	$ 844,556	$ 659,934
Long-term capital gain	$ 3,627,412	$ 1,593,561

As of July 31, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

2008
Undistributed net investment income	$ 95,906
Undistributed long-term capital gain	34,870
Accumulated net realized losses from investments and
foreign currency transactions	(668,427)
Net unrealized appreciation on investments and foreign currency transactions	956,827
Total	$ 419,176

Indemnification – Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

18

DAVIS RESEARCH FUND                                                                       Notes to Financial Statements – (Continued)

July 31, 2008

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

New Accounting Pronouncement – In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, (“FAS 157”) Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal periods. As of July 31, 2008, the Adviser does not believe the adoption of FAS 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

NOTE 2 – PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities (excluding short-term securities) for the year ended July 31, 2008, were $17,513,855 and $17,629,051, respectively.

NOTE 3 – INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to the Adviser at the annual rate of 0.75% of the average net assets for the first $250 million, 0.65% on the next $250 million, and 0.55% of the average net assets in excess of $500 million. Advisory fees paid during the year ended July 31, 2008 approximated 0.75% of average net assets.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended July 31, 2008 amounted to $99. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund’s custodian. The Adviser is also paid for certain accounting services. The fee amounted to $5,001 for the year ended July 31, 2008. The Adviser is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual Fund operating expenses (Class A shares, 1.50%; Class B shares, 2.50%; Class C, shares 2.50%), such reimbursements amounted to $117 for Class B shares and $119 for Class C shares. Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

NOTE 4 – DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES

Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

During the year ended July 31, 2008, Davis Distributors, LLC, the Fund’s Underwriter (“Underwriter” or “Distributor”) received no commissions earned on sales of Class A shares of the Fund.

The Underwriter is reimbursed for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 1/4 of 1.00% of the average net assets maintained by the responsible dealers. There was no service fee for Class A shares of the Fund for the year ended July 31, 2008.

19

DAVIS RESEARCH FUND                                                                      Notes to Financial Statements – (Continued)

July 31, 2008

NOTE 4 – DISTRIBUTION AND UNDERWRITING FEES – (CONTINUED)

CLASS B SHARES

Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. Payments under the Class B Distribution Plan are limited to an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., ("FINRA"), which is currently 1.00%. Therefore, the effective rate of the Class B Distribution Plan is currently 1.00%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The FINRA rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Distribution plan, plus interest, at 1.00% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime rate plus 1.00%) of distribution charges that exceed the 1.00% annual limit in some future period or periods when the plan limits have not been reached.

During the year ended July 31, 2008, Class B shares of the Fund made distribution fee payments of $15. There were no payments made for service fees.

There were no commission advances by the Distributor during the year ended July 31, 2008 on the sale of Class B shares of the Fund.

The Distributor intends to seek payment from Class B shares of the Fund in the amount of $183, representing 6.25% of gross Fund sales of Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended July 31, 2008, the Distributor received no contingent deferred sales charges from Class B shares of the Fund.

CLASS C SHARES

Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1.00% if redeemed within one year of purchase.

The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class C shares. Payments under the Class C Distribution Plan are limited to an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the FINRA, which currently is 1.00%. Therefore, the effective rate of the Class C Distribution Plan is currently 1.00%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class C shares are subject to the same 6.25% and 1.00% limitations applicable to the Class B Distribution Plan.

During the year ended July 31, 2008, Class C shares of the Fund made distribution fee payments of $11. There were no payments made for service fees.

There were no commission advances by the Distributor on the sale of Class C shares of the Fund and the Distributor received no contingent deferred sales charges from Class C shares of the Fund during the year ended July 31, 2008.

The Distributor intends to seek payment from Class C shares of the Fund in the amount of $31, representing 6.25% of gross Fund sales of Class C shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

20

DAVIS RESEARCH FUND                                                                        Notes to Financial Statements – (Continued)

July 31, 2008

NOTE 5 – CAPITAL STOCK

At July 31, 2008, there were 3,500,000,000 shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., 500,000,000 of which shares are classified as Davis Research Fund. Transactions in capital stock were as follows:

Class A	Year ended July 31,
	2008		2007
	Shares	Amount	Shares	Amount
Shares subscribed	68,221	$1,036,251	807,519	$11,961,068
Shares issued in reinvestment of distributions	318,222	4,464,226	159,339	2,248,728
	386,443	5,500,477	966,858	14,209,796
Shares redeemed	(14,700)	(194,752)	(24,095)	(356,827)
Net increase	371,743	$5,305,725	942,763	$13,852,969

Class B	Year ended July 31,
	2008		2007
	Shares	Amount	Shares	Amount
Shares subscribed	199	$2,500	–	$–
Shares issued in reinvestment of distributions	9	112	4	57
	208	2,612	4	57
Shares redeemed	–	–	–	–
Net increase	208	$2,612	4	$57

Class C	Year ended July 31,
	2008		2007
	Shares	Amount	Shares	Amount
Shares subscribed	–	$–	–	$–
Shares issued in reinvestment of distributions	9	112	4	57
	9	112	4	57
Shares redeemed	–	–	–	–
Net increase	9	$112	4	$57

NOTE 6 – EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $192 during the year ended July 31, 2008.

NOTE 7 – BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement, which enables it to participate with certain other Davis Funds in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the overnight Federal Funds Rate plus 0.75%. The Fund had no borrowings outstanding for the year ended July 31, 2008.

21

DAVIS RESEARCH FUND                                                                                                                  Financial Highlights

July 31, 2008

CLASS A

Financial Highlights for a share of capital stock outstanding throughout each period:

	Year ended July 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$14.99	$13.08	$14.22	$11.10	$9.93

Income (Loss) From Investment Operations:
Net Investment Income	0.02	0.01	0.04	0.05	0.06
Net Realized and Unrealized Gains (Losses)	(2.11)	2.53	0.06	3.19	1.18
Total from Investment Operations	(2.09)	2.54	0.10	3.24	1.24

Dividends and Distributions:
Dividends from Net Investment Income	(0.02)	(0.10)	(0.22)	(0.12)	(0.07)
Distributions from Realized Gains	(0.99)	(0.53)	(1.02)	–	–
Total Dividends and Distributions	(1.01)	(0.63)	(1.24)	(0.12)	(0.07)

Net Asset Value, End of Period	$11.89	$14.99	$13.08	$14.22	$11.10

Total Return[1]	(14.93)%	19.74%	0.74%	29.23%	12.50%

Ratios/Supplemental Data:
Net Assets, End of Period (000 omitted)	$55,865	$64,856	$44,262	$38,349	$29,528
Ratio of Expenses to Average Net Assets:
Gross	0.89%	0.90%	0.94%	0.93%	0.99%
Net[2]	0.89%	0.90%	0.94%	0.93%	0.99%
Ratio of Net Investment Income to
Average Net Assets	0.17%	0.18%	0.20%	0.43%	0.60%
Portfolio Turnover Rate[3]	29%	26%	43%	54%	44%

[1]

Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

[2]	The Net ratio of expenses to average net assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

[3]

The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

22

DAVIS RESEARCH FUND	Financial Highlights – (Continued)
July 31, 2008

CLASS B

Financial Highlights for a share of capital stock outstanding throughout each period:

	Year ended July 31,
	2008		2007	2006	2005	2004

Net Asset Value, Beginning of Period	$14.35		$12.65	$13.80	$10.86	$9.79

Income (Loss) From Investment Operations:
Net Investment Loss	(0.18)	[4]	(0.18)	(0.17)	(0.17)	(0.09)
Net Realized and Unrealized Gains (Losses)	(2.00)		2.41	0.05	3.11	1.16
Total from Investment Operations	(2.18)		2.23	(0.12)	2.94	1.07

Dividends and Distributions:
Dividends from Net Investment Income	–		–	(0.01)	–	–
Distributions from Realized Gains	(0.99)		(0.53)	(1.02)	–	–
Total Dividends and Distributions	(0.99)		(0.53)	(1.03)	–	–

Net Asset Value, End of Period	$11.18		$14.35	$12.65	$13.80	$10.86

Total Return[1]	(16.27)%		17.89%	(0.91)%	27.07%	10.93%

Ratios/Supplemental Data:
Net Assets, End of Period (000 omitted)	$4		$2	$1	$1	$1
Ratio of Expenses to Average Net Assets:
Gross	8.59%		10.12%	10.95%	2.02%	2.05%
Net[2]	2.50%		2.50%	2.50%	2.02%	2.05%
Ratio of Net Investment Loss to Average
Net Assets	(1.44)%		(1.42)%	(1.36)%	(0.66)%	(0.46)%
Portfolio Turnover Rate[3]	29%		26%	43%	54%	44%

[1]

Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

[2]	The Net ratio of expenses to average net assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

[3]

The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[4]	Per share calculations were based on average shares outstanding for the period.

See Notes to Financial Statements

23

DAVIS RESEARCH FUND	Financial Highlights – (Continued)
July 31, 2008

CLASS C

Financial Highlights for a share of capital stock outstanding throughout each period:

	Year ended July 31,
	2008		2007	2006	2005	2004

Net Asset Value, Beginning of Period	$14.37		$12.67	$13.80	$10.86	$9.79

Income (Loss) From Investment Operations:
Net Investment Loss	(0.18)	[4]	(0.18)	(0.16)	(0.16)	(0.09)
Net Realized and Unrealized Gains (Losses)	(2.00)		2.41	0.06	3.10	1.16
Total from Investment Operations	(2.18)		2.23	(0.10)	2.94	1.07

Dividends and Distributions:
Dividends from Net Investment Income	–		–	(0.01)	–	–
Distributions from Realized Gains	(0.99)		(0.53)	(1.02)	–	–
Total Dividends and Distributions	(0.99)		(0.53)	(1.03)	–	–

Net Asset Value, End of Period	$11.20		$14.37	$12.67	$13.80	$10.86

Total Return[1]	(16.25)%		17.87%	(0.77)%	27.07%	10.93%

Ratios/Supplemental Data:
Net Assets, End of Period (000 omitted)	$1		$2	$1	$1	$1
Ratio of Expenses to Average Net Assets:
Gross	10.31%		10.11%	10.77%	2.02%	2.05%
Net[2]	2.50%		2.50%	2.50%	2.02%	2.05%
Ratio of Net Investment Loss to Average
Net Assets	(1.44)%		(1.42)%	(1.36)%	(0.66)%	(0.46)%
Portfolio Turnover Rate[3]	29%		26%	43%	54%	44%

[1]

Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

[2]	The Net ratio of expenses to average net assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

[3]

The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[4]	Per share calculations were based on average shares outstanding for the period.

See Notes to Financial Statements

24

DAVIS RESEARCH FUND                                              Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

of Davis New York Venture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Davis Research Fund (a series of Davis New York Venture Fund, Inc.), including the schedule of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Research Fund as of July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 24, 2008

25

DAVIS RESEARCH FUND                                                                                                                       Fund Information

Federal Income Tax Information (Unaudited)

In early 2009, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

During the fiscal year ended July 31, 2008, the Fund declared and paid long-term capital gain distributions in the amount of $3,627,412.

During the fiscal year ended July 31, 2008, $844,556 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $349,947 or 41% as income qualifying for the corporate dividends-received deduction.

For the fiscal year ended July 31, 2008 certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $603,620 or 71% as qualified dividend income.

The foregoing information is presented to assist shareholders in reporting dividends and distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations, which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279 and (ii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279 and (ii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-279-0279 or on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

DAVIS RESEARCH FUND                                                                          Director Approval of Advisory Agreements

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund's advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Davis Advisors” and “Advisory Agreements”).

As a part of this process the Independent Directors, with the assistance of counsel for the Independent Directors, prepared questions submitted to Davis Advisors in anticipation of the annual contract review. The Independent Directors were provided with responsive background material (including the most recent investment performance data available), and their counsel provided guidance, prior to a separate contract review meeting held in March 2008 where the Independent Directors reviewed and evaluated all information which they deemed reasonably necessary in the circumstances. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements are fair and reasonable and that continuation of the Advisory Agreements was in the best interests of Davis Research Fund and its shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors’ determinations were based upon a comprehensive consideration of all information provided to the Independent Directors and were not the result of any single factor. The following facts and conclusions were important, but not exclusive, in the Independent Directors’ recommendation to renew the Advisory Agreements.

The Independent Directors considered not only the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether it:

1.	Achieves satisfactory investment results over the long-term after all costs;
2.

Handles shareholder transactions, inquiries, requests, and records efficiently and effectively, and provides quality accounting, legal, and compliance services, and oversight of third party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder’s ultimate return is the product of a fund’s results, as well as the shareholder’s behavior, specifically in selecting when to invest and which fund to invest in. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful, positive impact on investor behavior.

Davis Advisors and members of the Davis family are some of the largest shareholders in the Davis Funds. The Independent Directors concluded that this investment tends to align Davis Advisors’ and the Davis family’s interests with other shareholders, as they face the same risks, pay the same fees, and are highly motivated to achieve satisfactory long-term returns. In addition, the Independent Directors concluded that significant investments by Davis Advisors and the Davis family has contributed to the economies of scale which have lowered fees and expenses for Davis Funds’ shareholders over time.

The Independent Directors observed that Davis Advisors has consistently demonstrated an orientation in line with shareholders. Davis Advisors and the Davis Funds have continued to receive recognition in the press, and among industry observers and participants, for the quality of its investment process, its shareholder orientation, and integrity.

The Independent Directors noted the importance of reviewing quantitative measures, but also recognized that qualitative factors could be equally, or more important, in assessing whether Davis Fund shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data can inform, they should not supersede the judgment of the Independent Directors who take many factors, including those listed below, into consideration in representing the shareholders of the Davis Funds. In connection with reviewing comparative performance information, the Independent Directors generally give weight to longer-term measurements. At the time of the review, Davis Research Fund only had a six year performance record.

The Independent Directors expect Davis Advisors to employ a disciplined, company-specific, research driven, businesslike, long-term investment philosophy.

27

DAVIS RESEARCH FUND                                              Director Approval of Advisory Agreements – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors recognized Davis Advisors’ (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) at the time of the review, Davis Research Fund only had a six year performance record. However, it is managed using the same Davis Investment Discipline which has produced a record of generally producing satisfactory after tax results over longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

The Independent Directors reviewed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, including funds which it sub-advises and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedules and breakpoints of the Fund, including an assessment of competitive fee schedules.

The Independent Directors reviewed the management fee schedule for Davis Research Fund, profitability of the Fund to Davis Advisors, the extent to which economies of scale might be realized if the Fund’s net assets increase, and whether the fee level reflects those potential economies of scale. The Independent Directors considered the nature, quality and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services.

The Independent Directors noted that Davis Research Fund out-performed its benchmark, the Standard & Poor’s 500® Index over the 5-year period and trailed its benchmark over the 1-year and 3-year periods. The Fund trailed the average performance of its peer group over the 1-year, 3-year, and 5-year periods.

The Independent Directors considered the total expense ratio for Davis Research Fund, noting that it is reasonable and lower than the average expense ratio of its peer group. The Independent Directors considered the advisory fee schedule for Davis Research Fund and noted that it is within the range and below the average of its peer group.

Approval of Advisory Arrangements

The Independent Directors concluded that Davis Advisors had provided Davis Research Fund and its shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fee for Davis Research Fund is reasonable in light of the nature, quality and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of its peer group as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements are fair and reasonable and that continuation of the Advisory Agreements is in the best interest of the Fund and its shareholders. The Independent Directors and the full board of directors therefore voted to continue the Advisory Agreements.

28

DAVIS RESEARCH FUND                                                                                                             Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the Directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (9/9/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (law firm).	13	Director, Legg Mason Investment Counsel & Trust Company, N.A. (asset management company) and Rodney Trust Company (Delaware).

John S. Gates, Jr. (8/2/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (beginning in 2006); Co-founder of CenterPoint Properties Trust (REIT); former Co-chairman and Chief Executive Officer for the last 22 years (until 2006).	13	Director, DCT Industrial Trust (a REIT).

Thomas S. Gayner (12/16/61)	Director	Director since 2004	Executive Vice President and Chief Investment Officer, Markel Corporation (insurance company).	13	Director, First Market Bank; Director, Washington Post Co. (newspaper publisher).

Jerry D. Geist (5/23/34)	Director	Director since 1986	Chairman, Santa Fe Center Enterprises, Inc. (energy project development).	13	Director, CH2M-Hill, Inc. (engineering); Member, Investment Committee for Microgeneration Technology Fund; UTECH Funds.

G. Bernard Hamilton (3/18/37)	Director	Director since 1978	Managing General Partner, Avanti Partners, L.P. (investment partnership), retired 2005.	13	none

Samuel H. Iapalucci (7/19/52)	Director	Director since 2006	Former Executive Vice President and Chief Financial Officer, CH2M-Hill, Inc. (engineering).	13	none

Robert P. Morgenthau (3/22/57)	Director	Director since 2002	Chairman, NorthRoad Capital Management, LLC (an investment management firm) since June 2002.	13	none

Christian R. Sonne (5/6/36)	Director	Director since 1990	General Partner, Tuxedo Park Associates (land holding and development firm).	13	None

Marsha Williams (3/28/51)	Director	Director since 1999	Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider); former Executive Vice President and Chief Financial Officer, Equity Office Properties Trust (a REIT).	16

Director, the Selected Funds (consisting of three portfolios) since 1996; Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering).

29

DAVIS RESEARCH FUND                                                                                    Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Jeremy H. Biggs (8/16/35)	Director/ Chairman	Director since 1994	Vice Chairman, Member of the Audit Committee and Member of the International Investment Committee, former Chief Investment Officer (1980 through 2005), all for Fiduciary Trust Company International (money management firm); Consultant to Davis Selected Advisers, L.P.	13	None

Andrew A. Davis (6/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.	16	Director, the Selected Funds (consisting of three portfolios) since 1998.

Christopher C. Davis (7/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, the Selected Funds (consisting of three portfolios) since 1998; Director, Washington Post Co. (newspaper publisher).

*  Jeremy H. Biggs, Andrew A. Davis, and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

30

DAVIS RESEARCH FUND                                                                                   Directors and Officers – (Continued)

Officers

Christopher C. Davis (born 7/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Andrew A. Davis (born 6/25/63, Davis Funds officer since 1997). See description in the section on Inside Directors.

Kenneth C. Eich (born 8/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Douglas A. Haines (born 3/4/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 9/25/66, Davis Funds officer since 1997). Vice President, Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 3/7/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund Inc. (consisting of one portfolio); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Arthur Don (born 9/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Partner, Seyfarth Shaw LLP (a law firm); counsel to the Independent Directors and the Davis Funds.

31

DAVIS RESEARCH FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Seyfarth Shaw LLP
131 South Dearborn Street, Suite 2400
Chicago, Illinois 60603-5577

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about the Davis Research Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling 1-800-279-0279.

32

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees. The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends July 31, 2008 and July 31, 2007 were $110,400 and $105,600, respectively.

(b)

Audit-Related Fees. The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees fore fiscal year ends July 31, 2008 and July 31, 2007 were $0 and $0, respectively.

(c)

Tax Fees. The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advise and tax planning for the fiscal year ends July 31, 2008 and July 31, 2007 were $14,580 and $14,520, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit. These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)	All Other Fees. The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends July 31, 2008 and July 31, 2007 were $0 and $0, respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of

Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended July 31, 2008 and July 31, 2007. The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: October 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: October 9, 2008

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: October 9, 2008